DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For the fiscal year ended December 31, 1995, the Managed Assets Portfolio of Dreyfus Variable Investment Fund posted a total return of -.26% per share,* while the Standard & Poor's 500 Composite Stock Price Index rose 37.53%.**
    During this past year, the Portfolio was positioned to benefit from a declining stock market and a rising price in gold shares. However, the stock market experienced extraordinary returns, while gold stocks remained essentially unchanged.
THE EQUITY MARKET
    The Portfolio holds index put options and short positions intended to benefit from declines in the equity markets. The value of the options has declined, but the loss has been limited to the premiums paid. The Portfolio has also lost value by selling both stocks and S&P 500 Futures short. Through a discipline of "limiting losses" the Portfolio has exited these positions during certain periods. The bulk of the Portfolio's losses during the last fiscal year can be attributed to these positions.
    The general stock market has risen sharply during the past year in parallel with long-term Treasury bonds and strong earnings. The stock market remains at what has in the past proven to be very expensive valuation levels, particularly as measured by dividend yields on both an absolute basis and relative to Treasury bill yields. The future direction of the market becomes more complex when one considers that inflation remains tame, earnings continue to be strong, and interest rates are declining. The correction of the overvaluation of financial assets will ultimately be triggered by a change in the direction of any one of these bullish supports for stock prices.
GOLD MINING SHARES
    The Portfolio's gold share position stands at approximately 25% of the total Portfolio. Gold bullion has failed to penetrate the $400 per ounce level significantly for the past 5 years. Each rally approaching $400 per ounce is met by supply from either central banks or gold mining companies selling their production forward. At some point this supply could shift sharply into demand. Forward selling is essentially a short position that producers may scramble to reverse in a rising gold market, while the complacency of central banks may be altered should there be a shift in the public's current positive attitude toward financial assets. The gold shares have done little to alter the performance of the Portfolio in the last year with the exception of some net trading profits. We still believe that should the gold market penetrate the $400 per ounce level, the following rise will be quick and sharp, warranting our core position.
SPECIAL SITUATIONS
    We have maintained a 20% position in debt securities denominated in Deutsche Marks, Swiss Francs, and South African Rands. The currency profits have been locked in through hedging after the dollar dropped to 1.42 DM/$. We will continue to monitor this position in the hope that the Portfolio can take advantage of another dollar slide. The Portfolio has purchased securities in a number of emerging markets. These include Venezuelan and Argentine debt securities along with closed-end investment funds that invest in Vietnam and Russia. In total, this asset class has proven to be very profitable for the Portfolio.
    The Portfolio purchased put options that would benefit if either the Japanese bond market or the Japanese yen declined. Japan, a land mass the size of California, has a Gross Domestic Product in dollars roughly equal to the U.S. This high level, along with recent trade figures, real estate problems and other valuation techniques points to a lower yen and higher interest rates. This position was recently sold at a profit as the yen/$ foreign exchange rate moved from 85 to above 102.
    The Portfolio has purchased Japanese equities while hedging the currency exposure. The Japanese stock market appears to offer value after declining over 50% from its peak in 1989. Even though Japan is facing a difficult real estate problem, and the stock market still appears expensive relative to earnings, there seem to be some signs of a change. The market is cheap relative to book value and short-term interest rates. Technical indicators such as volatility and volume patterns point to an end to the six-year bear market. Most importantly, earnings are due to rebound as the government provides liquidity to the economy due to its real estate problems, a situation similar to the U.S. in 1991. Additionally, a weaker yen will markedly improve the health of export-oriented Japan by making the price of its goods more competitive.
    The Portfolio holds Interest Only securities (IOs). After they dropped almost 50% due to lower interest rates, the Fund began purchasing the IOs again. The IO securities are one of the cheapest and most liquid means of benefiting from rising interest rates. Even though rates have continued to decline, the Portfolio is roughly break-even on the IO investment.
    The Portfolio continues to search for value in the stock market and a few names have surfaced such as Castle & Cooke, Hartmarx, Horsham, PT TriPolyta Indonesia, A.D.R., Duty Free International, and Teledyne. While profits have been realized on a number of equities as they have reached what we feel is a fair valuation, the remaining companies continue to trade substantially below our estimates of their market values.
THE OUTLOOK
    In summary, the Portfolio's positions will generally benefit from stock market declines, interest rate increases, rising gold shares, and a number of special situations both in the U.S. and abroad. In addition, it will continue to hold a significant U.S. Treasury Bill position in anticipation of buying stocks at much cheaper levels.
    The performance of the Portfolio has been poor over the last fiscal year. While many themes that the Portfolio invested in have worked out well, the primary one, profiting during a bear stock market, has proven to be a disaster of late. The investment committee has always realized the price for being bearish too early is poor performance, both absolute and relative. In an attempt to limit the losses during a rising market and minimize weak absolute returns, the Portfolio has adhered to a policy of buying put options along with a strict discipline of exiting short positions. The markets have surely tested our conviction over the last few years, but we feel more strongly than ever that at present investors should take a cautious and conservative stance toward financial assets.
                              Sincerely,



                              Comstock Partners, Inc.
                              Investment Policy Committee
January 15, 1996
Jersey City, New Jersey

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.
DREYFUS VARIABLE INVESTMENT FUND,
Managed Assets Portfolio                         DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, MANAGED ASSETS PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND
THE DOW JONES INDUSTRIAL AVERAGE
[Exhibit A:
Dollars
$22,924
Dow Jones
Industrial Average*
$22,306
Standard & Poor's 500
Composite Stock
Price Index*
$14,385
Dreyfus Variable
Investment Fund,
Managed Assets Portfolio
*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (8/31/90)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                              ------------------            -----------------             -----------------------
                             (0.26)%                        7.14%                         7.05%

Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Managed Assets Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted, unmanaged indices of overall stock market performance, which do not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF INVESTMENTS                                                                                  DECEMBER 31, 1995
COMMON STOCKS-35.4%                                                                                  SHARES          VALUE
                                                                                                   _______           ______
    BROADCASTING-1.2%                P.T. Telekomunikasi Indonesia, A.D.R.........(a)                6,900        $ 174,225
                                     Tele-Communications Liberty Media, Cl. A.....(a)                1,250           33,594
                                     Tele-Communications - TCI, Cl. A.............(a)                5,000           99,375
                                                                                                                     ______
                                                                                                                    307,194
                                                                                                                     ______
   CHEMICALS-.7%                      P.T. Tri Polyta Indonesia, A.D.R...............               12,500          171,875
                                                                                                                     ______
  CONGLOMERATES-.5%                   Teledyne.......................................                5,300          135,813
                                                                                                                     ______
   CONSUMER GROWTH
     STAPLES-.6%                     Paragon Trade Brands.........................(a)                6,000          140,250
                                                                                                                     ______
   ELECTRICAL EQUIPMENT-.3%         Hitachi, A.D.R...................................                  800           80,400
                                                                                                                     ______
  ENERGY-.7%                        Baker Hughes.....................................                5,500          134,062
                                     Basin Exploration............................(a)               10,500           51,844
                                                                                                    ______           ______
                                                                                                                    185,906
                                                                                                                     ______
   FINANCE-.3%                      Pioneer Group....................................                2,800           76,300
                                                                                                                     ______
   FOODS & BEVERAGES-.6%            Castle & Cooke...................................                1,133           18,983
                                     Dole Food.......................................                3,400          119,000
                                                                                                     _____           ______
                                                                                                                    137,983
                                                                                                                     ______
   GOLD MINING-21.1%                 Amax Gold....................................(a)               30,000          217,500
                                     Ashanti Goldfields, G.D.R. ..................(b)               14,000          281,750
                                     Bema Gold....................................(a)               87,000          174,000
                                     Buffelsfontein Gold Mining, A.D.R. ..........(a)               13,000           37,375
                                     Canyon Resources.............................(a)               68,000          165,750
                                     Crystallex International.....................(a)               16,000           27,429
                                     Dakota Mining................................(a)               25,000           37,500
                                     Driefontein Consolidated, A.D.R. ...............               16,300          201,713
                                     East Rand Gold & Uranium, A.D.R. ...............               30,000           81,000
                                     El Callao Mining.............................(a)                8,000            3,516
                                     Elandsrand Gold Mining, A.D.R. .................               25,000          121,875
                                     Firstmiss Gold...............................(a)               11,200          249,200
                                     Free State Consolidated Gold Mines, A.D.R. .....                9,800           71,050
                                     Goldcorp, Cl. A.................................               15,040          177,670
                                     Golden Shamrock Mines........................(a)               60,000           36,977
                                     Greenstone Resources.........................(a)               58,200          168,418
                                     Homestake Mining................................                3,200           50,000
                                     International Gold Resources.................(a)               80,000          210,989
                                     Kinross Mines, A.D.R. ..........................                9,000           84,375
                                     Kloof Gold Mining, A.D.R. ......................                6,300           59,456
                                     MK Gold......................................(a)               99,000          247,500
                                     Menzies Gold.................................(a)              250,000           83,531
                                     Newmont Mining..................................                5,771          261,138
                                     Pegasus Gold.................................(a)               37,500          520,313
                                     Prime Resource Group.........................(a)               26,000          178,571
                                     Randfontein Estates Gold Mining, A.D.R. ........                7,200           46,420

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                    _______           ______

   GOLD MINING (CONTINUED)           Rio Amarillo Mining........................(a,b)                80,000       $   32,234
                                     Royal Oak Mines..............................(a)               118,000          420,375
                                     Santa Fe Pacific Gold...........................                16,000          194,000
                                     Southwestern Gold............................(a)                18,000          102,198
                                     TVX Gold.....................................(a)                59,200          419,647
                                     Vaal Reefs Exploration & Mining, A.D.R..........                28,000          178,500
                                     Vengold......................................(a)                82,000           66,359
                                     Winkelhaak Mines, A.D.R. .......................                18,000          126,000
                                                                                                                      _____
                                                                                                                   5,334,329
                                                                                                                      _____
   HEALTH CARE-.7%                   Tenet Healthcare.............................(a)                 8,500          176,375
                                                                                                                      _____
    HOLDING COMPANIES-.5%            Horsham........................................                 10,000          135,000
                                                                                                                      _____
    INDUSTRIAL-1.3%                  Anglovaal......................................                  5,000          213,991
                                     ISCOR..........................................                103,400           93,046
                                     Johnnies Industrial............................                  1,414           21,336
                                                                                                                      _____
                                                                                                                     328,373
                                                                                                                      _____
    METALS-1.1%                      Freeport-McMoRan Copper & Gold, Cl. A...........                 3,800          106,400
                                     Silver Standard Resources (Warrants).........(a,b)              40,000          164,835
                                                                                                                      _____
                                                                                                                     271,235
                                                                                                                      _____
   MINING-1.3%                       Eldorado.....................................(a,b)              57,000          177,473
                                     JCI, A.D.R. ...................................                  1,400           11,042
                                     Triton Mining................................(a,b)              40,000          146,520
                                                                                                                      _____
                                                                                                                     335,035
                                                                                                                      _____
   MISCELLANEOUS-.8%                 Fleming Russia Securities Fund...............(a)                15,000           86,250
                                     Lazard Vietnam Fund..........................(a)                10,000          106,250
                                                                                                                      _____
                                                                                                                     192,500
                                                                                                                      _____
   OIL-1.5%                          Amerada Hess                                                     2,600          137,800
                                     HS Resources.................................(a)                 7,700           99,138
                                     Total S.A., A.D.R. .............................                 4,000          136,000
                                                                                                                      _____
                                                                                                                     372,938
                                                                                                                      _____
  OIL & GAS EXPLORATION-.5%          Petro-Canada....................................                11,500          132,692
                                                                                                                      _____
  RETAIL TRADE-1.0%                  Duty Free International.........................                 8,200          131,200
                                     Hartmarx.....................................(a)                30,000          131,250
                                                                                                                      _____
                                                                                                                     262,450
                                                                                                                      _____
  SEMICONDUCTORS-.7%                 Fujitsu.........................................                 3,000           33,333
                                     NEC, A.D.R. ....................................                 1,600           97,600
                                     OKI Electric Industry........................(a)                 3,000           26,899
                                     Toshiba.........................................                 3,000           23,449
                                                                                                                      _____
                                                                                                                     181,281
                                                                                                                      _____
                                     TOTAL COMMON STOCKS
                                       (cost $9,164,105).............................                           $  8,957,929
                                                                                                                    =======

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1995
PREFERRED STOCKS-.6%                                                                                   SHARES          VALUE
                                                                                                      ---------       -------
   CONGLOMERATES;............        Teledyne, Series E                                                 160        $   2,300
   METALS;                           Freeport-McMoRan Copper & Gold, Cl. A.                           4,500          136,688
                                                                                                                      ______
                                     TOTAL PREFERRED STOCKS
                                       (cost $177,297)......................                                       $ 138,988
                                                                                                                     ======

                                                                                                  CONTRACTS
                                                                                                   SUBJECT
PUT OPTIONS-3.2%                                                                                   TO PUT
                                                                                                   -------
                                     AMEX Security Broker/Dealer Index;
                                       January `96 @ $355...................                          2,600        $  55,900
                                     Standard & Poor's 500 Index Flex Options;
                                       December `96 @ $525..................                          1,300            7,231
                                     Standard & Poor's 500 Index:
                                       March `96 @ $453...................        (k)                 4,546                0
                                       March `96 @ $500.....................                          7,500            2,813
                                       March `96 @ $525.....................                          7,000            4,375
                                       March `96 @ $625.....................                          6,000           97,500
                                       June `96 @ $450......................                          1,600              500
                                       June `96 @ $475......................                          7,600            5,700
                                       June `96 @ $500......................                          5,000            6,250
                                       June `96 @ $550......................                          2,100            8,137
                                       September `96 @ $550.................                         12,700           84,138
                                       September `96 @ $575.................                          7,500           76,875
                                       December `96 @ $525..................                          1,300            7,962
                                       December `96 @ $550..................                         21,500          190,813
                                       December `96 @ $600..................                          6,000          116,250
                                       June `97 @ $550......................                          6,000           76,125
                                       June `97 @ $600......................                          3,000           69,750

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                   SUBJECT
                                                                                                    TO PUT
                                                                                                    -------
                                     U.S. Treasury Bond;
                                       7.625%, 2/15/2025;
                                          April `96 @ $103.078................(k)              $  1,950,000              19
                                                                                                                     -------
                                     TOTAL PUT OPTIONS
                                       (cost $1,608,836)....................                                      $ 810,338
                                                                                                                     ======


DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  DECEMBER 31, 1995
                                                                                                PRINCIPAL
BONDS & NOTES-22.6%                                                                              AMOUNT          VALUE
                                                                                                ----------      -------
       BONDS-21.8%                  Argentinian Securities;
                                       Republic of Argentina,
                                         5%, 3/31/2023................(c,d,e)                   $   250,000      $  142,656
                                     Austrian Securities;
                                       Republic of Austria,
                                         4.50%, 2/12/2000................(f)                      1,993,068       2,108,666
                                     German Securities;
                                       Bundesrepublik Deutschland,
                                          9%, 10/20/2000.................(g)                      1,740,341       2,027,497
                                     South African Securities;
                                       Eskom,
                                         11%, 6/1/2008...................(h)                        987,654         804,444
                                     Venezuelan Securities;
                                       Republic of Venezuela,
                                           6.75%, 3/31/2020..............(c,d)                      750,000         429,844
                                                                                                                     _____
                                                                                                                  5,513,107
                                                                                                                     _____
       NOTES-.8%                           Federal National Mortgage Association,
                                       Non-Callable Strips, (collateralized by
                                       FNMA Strip, 10/1/2024) Cl. 267-2,
                                       8.50%, 10/25/2024 (Interest Only Obligation)...              951,427(i)      195,043
                                                                                                                     _____
                                     TOTAL BONDS AND NOTES
                                       (cost $5,028,183)....................                                   $  5,708,150
                                                                                                                     ======
SHORT-TERM INVESTMENTS-32.0%
              U.S. TREASURY BILLS:   5.26%, 1/11/96.............................(j)            $    574,000      $  573,099
                                     5.26%, 2/29/96.........................                        126,000         124,999
                                     4.89%, 3/7/96..........................                      5,434,000       5,384,007
                                     4.85%, 3/14/96.........................                      2,036,000       2,015,131
                                                                                                                     _____
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $8,099,336)....................                                   $  8,097,236
                                                                                                                     ======
TOTAL INVESTMENTS (cost $24,077,757)........................................                         93.8%      $23,712,641
                                                                                                    =====            ======
CASH AND RECEIVABLES (NET)..................................................                         6.2%      $  1,559,160
                                                                                                    =====            ======
NET ASSETS..................................................................                         100.0%     $25,271,801
                                                                                                    =====            ======

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,1995, these securities amounted to $802,812 or 3.2% of net assets.
    (c)  Denominated in U.S. Dollars.
    (d)  Secured by U.S. Treasury Securities.
    (e)  Scheduled variable interest rate.
    (f)  Denominated in Swiss Francs.
    (g)  Denominated in German Marks.
    (h)  Denominated in South African Rand.
    (i)  Notional face amount.
    (j) Partially held by the custodian in a segregated account as collateral for open financial futures positions.
    (k) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $19 represents approximately 0.00% of net assets:


                                                              ACQUISITION   PURCHASE         PERCENTAGE OF
PUT OPTIONS:                                                  DATE            PRICE            NET ASSETS    VALUATION*
-----------                                                  ----------       ------            ---------     --------
Standard & Poor's 500 Index
    March `96 @ $453 ........................              12/14/94           $21.99             0.00        fair value
U.S. Treasury Bond;
    7.625%, 2/15/2025, April `96 @ $103.078..               4/12/95            $4.72             0.00        fair value
    *The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.

STATEMENT OF FINANCIAL FUTURES                                                      DECEMBER 31, 1995
                                                                                                              UNREALIZED
                                                                           MARKET VALUE                      APPRECIATION
                                                              NUMBER OF      COVERED                        (DEPRECIATION)
FINANCIAL FUTURES PURCHASED;                                  CONTRACTS   BY CONTRACTS    EXPIRATION        AT 12/31/95
                                                               --------     ----------     ---------          --------
Nikkei 225...................................                  2       $    200,600        March `96         $   300
FINANCIAL FUTURES SOLD SHORT:
Hang Seng....................................                  10      $  (655,633)      January `96           (4,204)
Japanese Yen.................................                  2       $  (244,325)        March `96           20,600
Standard & Poor's 500........................                  13     $ (4,019,925)        March `96          (24,600)
                                                                                                               _____
                                                                                                        $      (7,904)
                                                                                                                ======


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                      DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $24,077,757)-see statement......................................                                       $23,712,641
    Cash....................................................................                                         1,522,261
    Dividends and interest receivable.......................................                                           148,197
    Net unrealized appreciation on forward currency
      exchange contracts-Note 4(a)..........................................                                            88,822
    Receivable for investment securities sold...............................                                            73,303
    Prepaid expenses........................................................                                               143
                                                                                                                        _____
                                                                                                                    25,545,367
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $    8,040
    Due to Comstock Partners, Inc. .........................................                         8,040
    Payable for investment securities purchased.............................                       223,860
    Payable for futures variation margin-Note 4(a)..........................                         5,341
    Accrued expenses........................................................                        28,285             273,566
                                                                                                       ____             _____
NET ASSETS..................................................................                                       $25,271,801
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                       $26,973,355
    Accumulated distributions in excess of
      investment income-net.................................................                                            (9,863)
    Accumulated net realized (loss) on investments..........................                                        (1,407,423)
    Accumulated net unrealized (depreciation) on investments and foreign currency transactions [including ($7,904) net unrealized
    (depreciation) on financial futures-Note 4(b)]..............................                                      (284,268)
                                                                                                                        _____
NET ASSETS at value applicable to 2,159,141 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest
    authorized).............................................................                                       $25,271,801
                                                                                                                       ======
NET ASSET VALUE, offering and redemption price per share
    ($25,271,801 / 2,159,141 shares)........................................                                           $11.70
                                                                                                                       ======




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF OPERATIONS                                                                           YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                     $1,207,565
      Cash dividends (net of $4,177 foreign taxes withheld at source).......                         98,715
                                                                                                      _____
            TOTAL INCOME....................................................                                       $ 1,306,280
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                        108,913
      Sub-investment advisory fee-Note 3(a).................................                        108,913
      Professional fees.....................................................                         18,419
      Custodian fees........................................................                         15,533
      Prospectus and shareholders' reports..................................                         10,499
      Trustees' fees and expenses-Note 3(b).................................                          2,158
      Shareholder servicing costs...........................................                            422
      Registration fees.....................................................                            100
      Miscellaneous.........................................................                          6,832
                                                                                                      _____
            TOTAL EXPENSES..................................................                                           271,789
                                                                                                                        _____
            INVESTMENT INCOME-NET...........................................                                         1,034,491
                                                                                                                        _____
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments, options and foreign currency
      transactions-Note 4(a)................................................                    $  (153,738)
    Net realized gain (loss) on forward currency exchange contracts-Note
    4(a):
      Long transactions.....................................................                       (357,372)
      Short transactions....................................................                          7,883
Net realized gain (loss) on financial futures-Note 4(a):
      Long transactions.....................................................                         15,924
      Short transactions....................................................                       (767,400)
                                                                                                     _____
            NET REALIZED (LOSS).............................................                                        (1,254,703)
    Net unrealized appreciation on investments and foreign currency transactions [including $26,197 net unrealized appreciation on
      financial futures]....................................................                                           162,896
                                                                                                                        _____
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                        (1,091,807)
                                                                                                                        _____
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                       $   (57,316)
                                                                                                                        =====

See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                          --------------------------------
                                                                                              1994                    1995
                                                                                            -------                  -------
OPERATIONS:
    Investment income-net...................................................           $    745,232            $   1,034,491
    Net realized gain (loss) on investments.................................                146,575               (1,254,703)
    Net unrealized appreciation (depreciation) on investments for the year..             (1,091,304)                 162,896
                                                                                             ______                    ______
      NET (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................................               (199,497)                 (57,316)
                                                                                             ______                    ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................               (769,916)              (1,307,692)
    In excess of investment income-net......................................                (48,981)                  (9,863)
                                                                                             ______                    ______
      TOTAL DIVIDENDS.......................................................               (818,897)              (1,317,555)
                                                                                             ______                    ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................             26,699,972                8,040,165
    Dividends reinvested....................................................                818,897                1,317,555
    Cost of shares redeemed.................................................             (3,947,678)             (13,220,570)
                                                                                             ______                    ______
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................             23,571,191               (3,862,850)
                                                                                             ______                    ______
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................             22,552,797               (5,237,721)
NET ASSETS:
    Beginning of year.......................................................              7,956,725               30,509,522
                                                                                             ______                    ______
    End of year [including distributions in excess of investment
      income-net: $(48,981) in 1994 and $(9,863) in 1995]...................           $ 30,509,522             $ 25,271,801
                                                                                             ======                    ======

                                                                                               SHARES                 SHARES
                                                                                             ______                    ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................              2,094,088                  654,797
    Shares issued for dividends reinvested..................................                 67,318                  112,098
    Shares redeemed.........................................................               (310,779)              (1,074,101)
                                                                                             ______                    ______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................              1,850,627                 (307,206)
                                                                                             ======                    ======



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.
                                                               -------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------
PER SHARE DATA:                                                  1991         1992          1993         1994           1995
                                                                 ----         ----          ----         ----           ----
    Net asset value, beginning of year...........              $10.11        $10.76       $10.14       $12.92          $12.37
                                                                 ----         ----          ----         ----           ----
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .41          .22           .20          .35             .51
    Net realized and unrealized gain (loss) on investments        .66         (.11)         2.71         (.56)           (.54)
                                                                 ----         ----          ----         ----           ----
      TOTAL FROM INVESTMENT OPERATIONS...........                1.07          .11          2.91         (.21)           (.03)
                                                                 ----         ----          ----         ----           ----
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.42)        (.31)         (.13)        (.32)           (.64)
    Dividends in excess of investment income-net.                 -             -            -           (.02)            -
    Dividends from net realized gain on investments               -           (.42)          -            -               -
                                                                 ----         ----          ----         ----           ----
      TOTAL DISTRIBUTIONS........................               (.42)         (.73)         (.13)        (.34)           (.64)
                                                                 ----         ----          ----         ----           ----
    Net asset value, end of year.................             $10.76        $10.14        $12.92       $12.37          $11.70
                                                                ====          ====          ====          ====           ====
TOTAL INVESTMENT RETURN..........................              10.60%         1.07%        28.59%       (1.56%)          (.26%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               1.00%          .97%          .27%         .25%            .94%
    Ratio of net investment income to average net assets        4.46%         1.88%         1.87%         3.54%          3.56%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation
      and Comstock Partners, Inc. ...............               2.83%         1.70%         2.25%          .88%            -
    Portfolio Turnover Rate......................              91.97%       118.78%        99.08%        25.96%          53.88%
    Net Assets, end of year (000's Omitted)......             $2,179        $1,865        $7,957       $30,510         $25,272






See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company operating as a series company currently offering eight series, including the Managed Assets Portfolio, (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Comstock Partners, Inc. ("Comstock Partners") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    The Series had dividends in excess of investment income-net for financial statement purposes resulting from Federal income tax distribution requirements.
    During the year ended December 31, 1995, the Series reclassified $27,993 charged to undistributed income-net in prior years to paid-in capital. In addition, the Series reclassified $350,175 charged to net realized gains to undistributed income-net.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
    The Series has an unused capital loss carryover of approximately
$1,782,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. The carryover does not include net realized securities losses from November 1, 1995 through December 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $5,500 of the carryover expires in fiscal 2001, $364,100 expires in fiscal 2002 and $1,412,400 expires in fiscal 2003.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEES AND OTHER TRANSAC TIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly. Pursuant to a Sub-Investment Advisory
Agreement with Comstock Partners, the sub-investment advisory fee is computed at an annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, to provide personnel and facilities to perform transfer agency services for the Fund.
    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options and forward currency exchange contracts during the year ended December 31, 1995 amounted to $8,587,045 and $8,299,160, respectively.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The following summarizes open forward currency exchange contracts at December 31, 1995:

                                                              FOREIGN                                          UNREALIZED
                                                              CURRENCY                       U.S. DOLLAR      APPRECIATION
FORWARD CURRENCY CONTRACTS                                    AMOUNTS         PROCEEDS         VALUE           (DEPRECIATION)
________________                                              --------        --------         ---------        ------------
SALES:
    German Deutschemarks, expiring 2/20/96...                   2,700,000      $1,935,484        $1,886,133     $49,351
    Swiss Francs, expiring 2/20/96...........                   2,140,000      1,903,914         1,864,436       39,478

                                                                                  COST
                                                                                 -------
PURCHASES;
    Hong Kong Dollars, expiring 1/2/96.......                   180,951      $     23,408         23,401            (7)
                                                                                                                    ___
      TOTAL..................................                                                                   $88,822
                                                                                                                   ====

    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1995, and their related unrealized market appreciation (depreciation) are set forth in the Statement of Financial Futures.
    The Series may purchase put and call options, including restricted options, which are not exchange traded, in order to gain exposure to or protect against changes in the market. The Series' exposure to credit risk associated with counterparty nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments.
    (B) At December 31, 1995, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $284,198, consisting of $1,818,850 gross unrealized appreciation and $2,103,048 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures of Dreyfus Variable Investment Fund, Managed Assets Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Managed Assets Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996


[Dreyfus lion "d" logo]
DREYFUS VARIABLE
INVESTMENT FUND,
MANAGED ASSETS PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Comstock Partners, Inc.
10 Exchange Place
Jersey City, NJ 07302
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903

Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           118AR9512
[Dreyfus logo]
Variable
Investment Fund,
MANAGED ASSETS
PORTFOLIO
Annual Report
December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Variable Investment Fund, Money Market Portfolio. For its annual reporting period ended December 31, 1995, your Fund provided an annualized yield of 5.54%. The annualized effective yield after compounding was 5.68%.*
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further reduce the Federal Funds rate in December. The Federal Funds rate is the rate at which the nation's banks borrow money from each other and is a benchmark for other short-term rates. This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional decrease were the favorable inflation report in November and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the sluggish growth in wages and salaries and the continued trend of corporate downsizing. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    By November, the capacity utilization rate of the nation's factories declined for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to inhibit the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
MONEY MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    In the past twelve months, strong fundamental and positive technical factors influenced interest rate performance. Statistical data consistently revealed weak to modest economic growth with a favorable inflation outlook, prompting interest rates to gradually trend lower.
    For example, three-month Certificates of Deposit had an average yield of 6.29% for the month of December 1994, compared to 5.62% for the month of December 1995.**
    In response your Portfolio's average maturity has been extended in an attempt to fully maximize yield potential in a declining interest rate environment.

    Included in this report is a series of detailed statements about your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Portfolio and in The Dreyfus Corporation.
                                  Very truly yours,
[Patricia A. Larkin signature logo]





                                  Patricia A. Larkin
                                  Portfolio Manager
January 15, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.
**Source: Federal Reserve Statistical Release.


DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
STATEMENT OF INVESTMENTS                                                                                     DECEMBER 31, 1995
                                                                                                    PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-15.5%                                                         AMOUNT          VALUE
                                                                                                      _______          ______
Bank of Tokyo, Ltd. (Yankee)
    6.06%, 2/5/96...........................................................                      $  2,000,000     $2,000,000
Bayerische Vereinsbank AG  (Yankee)
    5.88%-6.02%, 7/17/96-12/6/96............................................                         2,000,000      2,000,000
Deutsche Bank AG (London)
    5.78%, 2/1/96...........................................................                         1,000,000      1,000,016
Mitsubishi Bank, Ltd. (Yankee)
    6%, 1/10/96.............................................................                         1,000,000      1,000,000
Sumitomo Bank, Ltd. (Yankee)
    6.12%, 1/29/96..........................................................                         1,000,000      1,000,000
                                                                                                                       ______
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $7,000,016).......................................................                                      $ 7,000,016
                                                                                                                       ======
BANKERS' ACCEPTANCES-8.8%
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.80%-5.92%, 2/15/96-3/8/96.............................................                      $  2,000,000    $ 1,982,136
Sanwa Bank Ltd. (Yankee)
    5.79%-5.90%, 2/26/96-3/13/96............................................                         2,000,000      1,979,647
                                                                                                                       ______
TOTAL BANKERS' ACCEPTANCES
    (cost $3,961,783).......................................................                                      $ 3,961,783
                                                                                                                       ======
COMMERCIAL PAPER-49.2%
AT&T Corp.
    5.69%, 3/13/96..........................................................                      $  2,000,000     $1,977,680
Bankers Trust New York Corp.
    5.81%, 3/15/96..........................................................                         1,000,000        988,407
Bear Stearns Companies Inc.
    5.80%, 7/22/96..........................................................                         1,000,000        968,648
Ciesco L.P.
    5.84%, 1/18/96..........................................................                           700,000        698,132
Ford Motor Credit Co.
    5.78%-6.33%, 1/9/96-2/28/96.............................................                         2,000,000      1,989,521
General Electric Capital Corp.
    5.61%, 5/1/96...........................................................                         1,500,000      1,472,372
General Electric Capital Services Inc.
    5.61%-5.64%, 4/25/96-5/1/96.............................................                         2,000,000      1,963,980
General Motors Acceptance Corp.
    5.70%, 5/1/96...........................................................                         2,000,000      1,962,692
Lehman Brothers Holdings Inc.
    5.90%, 1/19/96..........................................................                         2,000,000      1,994,170

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1995
                                                                                                   PRINCIPAL
COMMERCIAL PAPER (CONTINUED)                                                                         AMOUNT           VALUE
                                                                                                      _______          ______
Merrill Lynch & Co. Inc.
    5.57%-5.83%, 1/31/96-3/29/96............................................                      $  2,000,000    $ 1,981,813
Nations Bank Corp
    5.61%, 5/28/96..........................................................                         1,000,000        977,553
Sears Roebuck Acceptance Corp.
    5.86%, 1/18/96..........................................................                         1,500,000      1,495,948
Spintab AB
    5.77%, 1/25/96..........................................................                         1,800,000      1,793,220
Toronto-Dominion Holdings U.S.A. Inc.
    5.76%, 1/17/96..........................................................                         1,000,000        997,511
UBS Finance (DE) Inc.
    5.90%, 1/2/96...........................................................                         1,000,000        999,836
                                                                                                                       ______
TOTAL COMMERCIAL PAPER
    (cost $22,261,483)......................................................                                      $22,261,483
                                                                                                                       ======
CORPORATE NOTES-1.1%
General Electric Capital Corp.
    5.85%, 2/9/96
    (cost $500,000).......................................................        (a)             $    500,000      $ 500,000
                                                                                                                       ======
SHORT-TERM BANK NOTES-11.0%
Comerica Bank
    5.65%, 9/18/96........................................................        (a)             $  2,000,000     $1,999,125
First National Bank of Boston
    5.71%, 7/10/96........................................................        (a)                1,000,000      1,000,000
Fleet Bank of New York N.A.
    5.80%, 1/8/96...........................................................                         1,000,000      1,000,000
Morgan Guaranty Trust Co.
    6%, 10/30/96............................................................                         1,000,000      1,000,000
                                                                                                                       ______
TOTAL SHORT-TERM BANK NOTES
    (cost $4,999,125).......................................................                                      $ 4,999,125
                                                                                                                       ======
U.S. GOVERNMENT AGENCIES-15.4%
Federal Farm Credit Banks, Floating Rate Notes
    5.58%, 11/7/96........................................................        (a)             $  3,000,000    $ 2,997,541
Federal Home Loan Mortgage Corp., Discount Note
    5.50%, 1/2/96...........................................................                         1,962,000      1,961,700
Federal National Mortgage Association, Floating Rate Notes
    5.86%, 12/16/96.......................................................        (a)                2,000,000      1,998,142
                                                                                                                       ______
TOTAL U.S. GOVERNMENT AGENCIES
    (cost $6,957,383).......................................................                                      $ 6,957,383
                                                                                                                       ======

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1995

                                                                                                                       VALUE
                                                                                                                     --------
TOTAL INVESTMENTS
    (cost $45,679,790)............................................               101.0%                           $45,679,790
                                                                                   ====                                ======
LIABILITIES, LESS CASH AND RECEIVABLES............................                (1.0%)                          $  (430,939)
                                                                                   ====                                ======
NET ASSETS  .................................................                    100.0%                           $45,248,851
                                                                                   ====                                ======

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Variable interest rate-subject to periodic change.





See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                            DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value-Note 2(a)...........................                                       $45,679,790
    Interest receivable.....................................................                                           183,374
    Prepaid expenses and other assets.......................................                                               707
                                                                                                                        ______
                                                                                                                    45,863,871
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                      $   18,543
    Due to Custodian........................................................                         560,303
    Accrued expenses........................................................                          36,174           615,020
                                                                                                       _____            ______
NET ASSETS  ................................................................                                       $45,248,851
                                                                                                                        ======
REPRESENTED BY:
    Paid-in capital.........................................................                                       $45,237,051
    Accumulated undistributed investment income-net.........................                                            12,579
    Accumulated net realized (loss) on investments..........................                                              (779)
                                                                                                                        ______
NET ASSETS at value applicable to 45,237,051 shares outstanding (unlimited
    number of $.001 par value shares of Beneficial Interest authorized).....                                       $45,248,851
                                                                                                                        ======
NET ASSET VALUE, offering and redemption price per share
    ($45,248,851 / 45,237,051 shares).......................................                                             $1.00
                                                                                                                        ======
See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
STATEMENT OF OPERATIONS                                                                             YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $2,299,161
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                        $187,396
      Custodian fees........................................................                          17,735
      Prospectus and shareholders' reports..................................                          16,696
      Professional fees.....................................................                          11,163
      Registration fees.....................................................                           3,592
      Trustees' fees and expenses-Note 3(b).................................                           2,658
      Shareholder servicing costs...........................................                             549
      Miscellaneous.........................................................                           3,837
                                                                                                      _____
          TOTAL EXPENSES....................................................                         243,626
      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                         10,251
                                                                                                      _____
          NET EXPENSES......................................................                                           233,375
                                                                                                                         _____
INVESTMENT INCOME-NET.......................................................                                         2,065,786
NET REALIZED (LOSS) ON INVESTMENTS-Note 2(b)................................                                              (848)
                                                                                                                         _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,064,938
                                                                                                                        ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        -----------------------------------
                                                                                             1994                      1995
                                                                                            _______                   ______
OPERATIONS:
    Investment income-net...................................................          $     1,006,418             $ 2,065,786
    Net realized gain (loss) on investments.................................                       40                    (848)
                                                                                              _______                  ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                1,006,458               2,064,938
                                                                                              _______                  ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................               (1,000,523)             (2,059,102)
                                                                                              _______                  ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................              141,994,565             132,951,838
    Dividends reinvested....................................................                1,000,523               2,059,103
    Cost of shares redeemed.................................................             (115,923,303)           (124,496,329)
                                                                                              _______                  ______

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........               27,071,785              10,514,612
                                                                                              _______                  ______
          TOTAL INCREASE IN NET ASSETS......................................               27,077,720              10,520,448
NET ASSETS:
    Beginning of year.......................................................                7,650,683              34,728,403
                                                                                              _______                 ______
    End of year (including undistributed investment income-net:
      $5,895 in 1994 and $12,579 in 1995)...................................             $ 34,728,403           $  45,248,851
                                                                                              =======                  ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                             YEAR ENDED DECEMBER 31,
                                                              ______________________________________________________________
PER SHARE DATA:                                                 1991        1992        1993        1994        1995
                                                                ----        ----        ----        ----        ----
    Net asset value, beginning of year...........           $  1.00       $ 1.00      $ 1.00     $ 1.00       $ 1.00
                                                                ----        ----        ----       ----        ----
    INVESTMENT OPERATIONS;
    Investment income-net........................               .058         .041        .032       .043         .055
                                                                ----        ----        ----       ----        ----
    DISTRIBUTIONS;
    Dividends from investment income-net.........              (.058)       (.041)      (.032)     (.043)       (.055)
                                                                ----        ----        ----        ----        ----
    Net asset value, end of year.................            $ 1.00       $ 1.00     $  1.00   $   1.00     $   1.00
                                                               ====         ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................              5.99%        4.14%       3.29%      4.37%        5.66%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                --         --           --          --          .62%
    Ratio of net investment income to average
      net assets.................................              5.78%        4.10%       3.23%      4.62%        5.51%
    Decrease reflected in above expense ratios due
      to undertakings by The Dreyfus Corporation.              3.94%        4.25%       2.81%       .88%         .03%
    Net Assets, end of year (000's Omitted)......           $ 1,619         $790      $ 7,651      $34,728     $45,249







See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Money Market Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is the Boston Institutional Group, Inc.
    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner Filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Series' investments.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be offset by a capital loss carryover, if any, such gain will not be distributed.
    On January 2, 1996, the Fund declared a cash dividend of approximately $.0004 per share from undistributed investment income-net which includes investment income-net for Saturday, December 30, 1995 and Sunday, December
31, 1995.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    However, Dreyfus had undertaken, from January 1, 1995 through February 1, 1995, to reduce the investment advisory fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $10,251 for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, to provide personnel and facilities to perform transfer agency services for the Fund.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, MONEY MARKET PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
February 9, 1996


[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
MONEY MARKET PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                           117AR9512
[Dreyfus logo]
Variable
Investment Fund,
MONEY MARKET
PORTFOLIO
Annual Report
December 31, 1995


DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Variable Investment Fund, Quality Bond Portfolio. For its annual reporting period ended December 31, 1995, your Fund produced a total return of 20.42% per share,* compared to 18.35% for the Merrill Lynch Domestic Master Index
(subindex D010).** Income dividends of $.686 per share were paid during the period representing a distribution rate of 5.75% per share based on the closing net asset value, adjusted for capital gain distributions.
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
PORTFOLIO OVERVIEW
    During the course of the year, the Fund's average duration was between 5 3/4 years and 6 years. Among funds of this type, these durations were somewhat longer than the average fund. As a result of our maintaining these longer durations, our Fund was ranked in the top 1/3 of 116 portfolios in the Corporate Debt A Rated category by Lipper for one year and ranked 1 out of 71 funds for its five-year return***. We have eliminated holdings of USF&G
Corp., Rite Aid Corp. and Heller Financial. We have added Commercial Credit, Dresdner Banks, Emerson Electric, and General Motors Acceptance Corp. to the Portfolio. These changes occurred as a result of our attempt at increasing the quality of the Portfolio. The Fund has received a four star overall rating from Morningstar, Inc. out of 258 portfolios in the Fixed
Income category.****
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,



[Garitt Kono signature logo]


                              Garitt Kono
                              Portfolio Manager
Jauuary 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**Source: Merrill Lynch, Pierce, Fenner and Smith, Inc. - Unlike the Portfolio, the Merrill Lynch Domestic Master Index (subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment grade securities rated A and better.
***   SOURCE: LIPPER ANALYTICAL SERVICES, INC.
**** SOURCE: MORNINGSTAR, INC. - Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1995 and are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Portfolio's three-, five- and ten-year average annual returns (as applicable) with appropriate fee adjustments and a risk factor that reflects Portfolio performance relative to three-month Treasury bill monthly returns. 10% of funds in an investment category receive 5 stars; 22.5% receive 4 stars. For the 3-year period, the Portfolio received 4 stars out of 258 portfolios, and for the 5-year period, the Portfolio received 4 stars out of 220 portfolios.

DREYFUS VARIABLE INVESTMENT FUND,
Quality Bond Portfolio                              DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO AND THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010)

$17,357
Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

$16,713
Merrill Lynch Domestic Master Index
(Subindex D010)*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (8/31/90)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                              -----------------             -----------------             -----------------------
                              20.42%                        11.11%                        10.88%

Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Quality Bond Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index (Subindex
D010) on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch Domestic Master Index (Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF INVESTMENTS                                                                                DECEMBER 31, 1995
                                                                                                 PRINCIPAL
BONDS AND NOTES-76.2%                                                                             AMOUNT             VALUE
                                                                                                 ----------        -----------
    AEROSPACE-1.2%..................Boeing,
                                       Deb., 7 1/4%, 2025...................                     $   200,000     $   216,940
                                     McDonnell Douglas,
                                       Notes, 8 1/4%, 2000..................                         200,000         216,815
                                                                                                                      _____
                                                                                                                     433,755
                                                                                                                      _____
  BANKING-3.6%....................  BankAmerica,
                                       Sub. Notes, 6 3/4%, 2005.............                       1,000,000       1,033,750
                                     First Chicago, Sub. Notes:
                                       8 1/4%, 2002.........................                          15,000          16,742
                                       6 7/8%, 2003.........................                         100,000         104,313
                                     NationsBank,
                                       Sub. Notes, 6 1/2%, 2003.............                         175,000         178,141
                                                                                                                      _____
                                                                                                                   1,332,946
                                                                                                                      _____
                 CONSUMER-.7%       News America Holdings (Gtd. by News):
                                       Sr. Deb., 8 1/4%, 2018...............                         100,000         109,378
                                       Sr. Notes, 9 1/8%, 1999..............                          25,000          27,564
                                     Time Warner,
                                       Deb., 9.15%, 2023....................                         125,000         142,539
                                                                                                                      _____
                                                                                                                     279,481
                                                                                                                      _____
         FINANCE-19.9%.......        American Express Credit,
                                       Sr. Notes, 6 1/8%, 2001..............                       1,000,000       1,012,940
                                     Avco Financial Services,
                                       Sr. Notes, 6.35%, 2000...............                       1,000,000       1,020,368
                                     Commercial Credit,
                                       Notes, 7 3/4%, 2005..................                       1,000,000       1,106,038
                                     Dresdner Bank AG,
                                       Sub. Notes, 6 5/8%, 2005.............                       2,000,000       2,071,292
                                     Ford Motor Credit,
                                       Notes, 7 1/2%, 2004..................                       1,000,000       1,082,303
                                     General Motors Acceptance,
                                       Notes, 8 3/4%, 1997..................                       1,000,000 (a)   1,175,100
                                                                                                                      _____
                                                                                                                   7,468,041
                                                                                                                      _____
      INDUSTRIAL-8.3%.............   American Brands,
                                       Deb., 8 5/8%, 2021...................                         400,000         487,180
                                     Archer-Daniels-Midland,
                                       Deb., 10 1/4%, 2006..................                         400,000         523,667
                                     Eastman Kodak,
                                       Deb., 9.95%, 2018....................                         400,000         548,778
                                     Emerson Electric,
                                       Notes, 6.30%, 2005...................                       1,000,000       1,028,404

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
                                                                                                   PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                         AMOUNT          VALUE
                                                                                                   ----------      ---------

         INDUSTRIAL (CONTINUED)....Ford Motor,
                                       Deb., 8 7/8%, 2022...................                  $     400,000      $   499,648
                                                                                                                       _____
                                                                                                                   3,087,677
                                                                                                                       _____
      INSURANCE-.4%................ SunAmerica:
                                       Deb., 9.95%, 2012....................                         13,000           16,801
                                       Notes, 9%, 1999......................                        130,000          140,728
                                                                                                                       _____
                                                                                                                     157,529
                                                                                                                       _____
          FOREIGN-5.5%.......        Generalitat de Catalunya,
                                       Notes, 6 3/8%, 2007..................                      2,000,000        2,017,382
                                     Kingdom of Sweden,
                                       Bonds, Ser. A, Zero Coupon, 1997..............                60,000           56,057
                                                                                                                       _____
                                                                                                                   2,073,439
                                                                                                                       _____
   OTHER-.3%..................        City of New York,
                                        General Obligation Bonds, Ser. D, 10%, 2007                  25,000           29,594
                                     FICO Coupon Strips,
                                       Ser. 1, Zero Coupon, 5/11/2000................                95,000           75,048
                                                                                                                       _____
                                                                                                                     104,642
                                                                                                                       _____
      U.S. GOVERNMENT
         AND AGENCIES-36.3%         Federal National Mortgage Association,
                                       Callable Principal Strips,
                                       Ser. 1, Zero Coupon, 8/21/1996............                    55,000 (b)       52,968
                                     Government National Mortgage Association I:
                                       7 1/2%, 3/15/2008....................                          4,264,086    4,415,974
                                       7 1/2%, 8/15/2008....................                          2,039,383    2,112,026
                                     U.S. Treasury Bonds:
                                       10 3/4%, 8/15/2005...................                            100,000      137,500
                                       11 1/4%, 2/15/2015...................                            100,000      160,078
                                       7 1/4%, 5/15/2016....................                          1,200,000    1,370,626
                                     U.S. Treasury Notes:
                                       7 1/4%, 8/31/1996....................                            230,000      232,839
                                       7 3/8%, 11/15/1997...................                          1,000,000    1,037,969
                                       8 1/2%, 11/15/2000...................                            600,000      679,219
                                       7 1/2%, 2/15/2005....................                          3,000,000    3,403,593
                                                                                                                       _____
                                                                                                                  13,602,792
                                                                                                                       _____
                                     TOTAL BONDS AND NOTES
                                       (cost $27,289,775)...................                                     $28,540,302
                                                                                                                      ======

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1995
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS 22.4%                                                                         AMOUNT          VALUE
                                                                                                    --------         ------
AGENCY DISCOUNT NOTE;                  Federal Home Loan Mortgage Corp.,
                                       5 1/2%, 1/2/1996
                                       (cost $8,385,719)....................                       $  8,387,000  $ 8,385,719
                                                                                                                      ======
TOTAL INVESTMENTS (cost $35,675,494)........................................                            98.6%    $36,926,021
                                                                                                        ====          ======
CASH AND RECEIVABLES (NET)..................................................                            1.4%       $ 520,820
                                                                                                        ====          ======
NET ASSETS..................................................................                            100.0%   $37,446,841
                                                                                                        ====          ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Security is subject to repurchase by the issuer at the option of the holder. Final maturity is 7/15/2005.
    (b) Zero coupon until 8/21/96, date on which a stated coupon rate of 8.40% becomes effective; the stated maturity date is 2001.








See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                        DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $35,675,494)-see statement......................................                                      $36,926,021
    Cash....................................................................                                          139,573
    Interest receivable.....................................................                                          423,842
    Prepaid expenses........................................................                                            5,883
                                                                                                                        _____
                                                                                                                   37,495,319
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $19,674
    Payable for shares of Beneficial Interest redeemed......................                           1,329
    Accrued expenses........................................................                          27,475           48,478
                                                                                                       _____           ______
NET ASSETS..................................................................                                      $37,446,841
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $36,053,663
    Accumulated undistributed investment income-net.........................                                            2,898
    Accumulated undistributed net realized gain on investments..............                                          139,753
    Accumulated net unrealized appreciation on investments-Note 4...........                                        1,250,527
                                                                                                                        _____
NET ASSETS at value applicable to 3,170,647 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                      $37,446,841
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($37,446,841 / 3,170,647 shares)........................................                                          $11.81
                                                                                                                      ======







See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $1,580,221
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                    $   147,830
      Custodian fees........................................................                         12,957
      Auditing fees.........................................................                         12,766
      Registration fees.....................................................                          7,573
      Organization expenses.................................................                          4,310
      Prospectus and shareholders' reports..................................                          2,874
      Trustees' fees and expenses-Note 3(b).................................                          1,463
      Legal fees............................................................                            608
      Shareholder servicing costs...........................................                            396
      Miscellaneous.........................................................                          4,520
                                                                                                      _____
          TOTAL EXPENSES....................................................                        195,297
      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                        10,017
                                                                                                      _____
          NET EXPENSES......................................................                                            185,280
                                                                                                                          _____
          INVESTMENT INCOME-NET.............................................                                          1,394,941
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 4.................................                    $   628,024
    Net unrealized appreciation on investments..............................                      2,002,134
                                                                                                      _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                          2,630,158
                                                                                                                          _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,025,099
                                                                                                                         ======






See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                         --------------------------------
                                                                                              1994                     1995
                                                                                             _______                  ______
OPERATIONS:
    Investment income-net...................................................              $   649,784             $  1,394,941
    Net realized gain (loss) on investments.................................                 (101,063)                 628,024
    Net unrealized appreciation (depreciation) on investments for the year..                 (776,871)               2,002,134
                                                                                                _____                  _____
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................................                 (228,150)               4,025,099
                                                                                                _____                  _____
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                 (645,868)              (1,396,840)
    Net realized gain on investments........................................                  (11,191)                (387,055)
                                                                                                _____                  _____
      TOTAL DIVIDENDS.......................................................                 (657,059)              (1,783,895)
                                                                                                _____                  _____
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................               10,900,540               25,461,134
    Dividends reinvested....................................................                  657,134                1,783,895
    Cost of shares redeemed.................................................               (2,134,797)              (5,283,531)
                                                                                                _____                  _____
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................                9,422,877               21,961,498
                                                                                                _____                  _____
          TOTAL INCREASE IN NET ASSETS......................................                8,537,668               24,202,702
NET ASSETS:
    Beginning of year.......................................................                4,706,471               13,244,139
                                                                                                _____                  _____
    End of year (including undistributed investment income-net:
      $4,797 in 1994 and $2,898 in 1995)....................................              $13,244,139              $37,446,841
                                                                                                ======                 ======

                                                                                               SHARES                 SHARES
                                                                                                _____                  _____
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                  991,178                2,224,658
    Shares issued for dividends reinvested..................................                   61,022                  155,421
    Shares redeemed.........................................................                 (193,286)                (466,867)
                                                                                                _____                  _____
      NET INCREASE IN SHARES OUTSTANDING....................................                  858,914                1,913,212
                                                                                               ======                 ======



See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                             YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ----       ----        ----        -----       ----
    Net asset value, beginning of year...........               $10.01     $10.67      $10.94      $11.81      $10.53
                                                                 ----       ----        ----        -----       ----
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .70         .92         .76         .73         .68
    Net realized and unrealized gain (loss) on investments        .66         .30         .88        (1.27)      1.42
                                                                 ----       ----        ----        -----       ----
      TOTAL FROM INVESTMENT OPERATIONS...........                1.36        1.22        1.64        (.54)        2.10
                                                                 ----       ----        ----        -----       ----
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.70)      (.92)       (.76)       (.73)        (.69)
    Dividends from net realized gain on investments                -        (.03)       (.01)       (.01)        (.13)
                                                                 ----       ----        ----        -----       ----
      TOTAL DISTRIBUTIONS........................                (.70)     (.95)        (.77)       (.74)         (.82)
                                                                 ----       ----        ----        -----       ----
    Net asset value, end of year.................                $10.67  $10.94        $11.81      $10.53       $11.81
                                                                  ====     =====        =====       =====        =====
TOTAL INVESTMENT RETURN..........................                14.12%   12.09%        15.33%     (4.59%)      20.42%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                   -        -            -          -           .81%
    Ratio of net investment income to average net assets          7.52%    8.54%         6.51%      7.03%        6.13%
    Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation             13.13%    5.33%         3.51%      1.20%         .04%
    Portfolio Turnover Rate......................                  -       9.39%       110.62%     64.80%      263.53%
    Net Assets, end of year (000's Omitted)......              $   410    $   405       $4,706    $13,244      $37,447







See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Quality Bond Portfolio series (the "Series") which is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit's Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    However, Dreyfus had undertaken, from January 1, 1995 through July 5, 1995, to reduce the investment advisory fee paid by the
Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $10,017 for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, to provide personnel and facilities to perform transfer agency services for the Series.
    (B) Each trustee who is not an "affiliated person," as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $61,453,426 and $47,766,543, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $1,250,527, consisting of $1,300,586 gross unrealized appreciation and $50,059 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996


[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
QUALITY BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           120AR9512
[Dreyfus logo]
Variable
Investment Fund,
QUALITY BOND
PORTFOLIO
Annual Report
December 31, 1995


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance results for Dreyfus Variable Investment Fund, Small Cap Portfolio for the fiscal year ended December 31, 1995, as shown in the following table:

                                                                         SMALL
                                                                          CAP              RUSSELL              S&P
YEAR-TO-DATE TOTAL RETURN**                                            PORTFOLIO            2000*               500*
----------------------------                                           ----------          ---------           ------
12/31/94-12/31/95.......................................                 29.38%             28.44%            37.53%
INCEPTION-TO-DATE TOTAL RETURN**
--------------------------------
8/31/90-12/31/95........................................                965.81%            148.28%           123.06%

    The Fund's average annual total returns were 29.38% for the one-year period, 59.71% for the five-year period and 55.76% for the period since inception, each ended December 31, 1995. On the basis of this record, the Portfolio was awarded Morningstar's Five Star Overall ranking among 702 annuity portfolios in the equity category.***
    The year can only be characterized as a terrific year in the equity market. Small capitalization stocks, which are of course the feature of the Small Cap Portfolio, had dramatic returns as well. It should not be surprising, however, that in this environment, the small company universe represented by the Russell 2000 Index underperformed the more widely followed S&P 500. This represented the second year in a row of underperformance for small stocks. The fundamentals of smaller companies are sound in the U.S.; however, investors in a hurry to deploy huge sums of money quickly in a bull market are using larger capitalization stocks as that investment vehicle. These companies are generally the large U.S.-based multinationals that benefit from the weakened dollar. The valuation gap is intriguingly wide between the firms in which we like to invest and the so-called "nifty-fifty" stocks that have been leading the market. This valuation gap has produced a fertile climate in which to seek out relative and real values among small caps.
    Your Portfolio participates in the global investment theme by seeking out small companies with large foreign sales, whose products hold a dominant worldwide position. In this vein, we continue to hold OM Group, a cobalt refiner and metallurgist; and Bush Boake Allen, a multinational specialized flavors and fragrance company. We have accumulated positions in Keystone International, a manufacturer of valves; Stewart & Stevenson Services, a packager of industrial gas turbine systems; Titan Wheel International, a producer of agricultural equipment wheels; and Cambrex, which sells bulk actives to the pharmaceutical industry worldwide. With an eye towards global markets, a major theme continues to be commercial aerospace, where the suppliers to the largest U.S. export company, Boeing, are small cap firms. The Portfolio continues to own Rohr industries and Precision Castparts, and has recently added Thiokol and Crane.
    Capital goods stocks have outperformed consumer stocks for the past two years. Your Portfolio has benefitted from this development. The low value of the U.S. dollar coupled with increases in American productivity should extend this trend. Although we continued to underweight the consumer sector, there are some notable exceptions. We have substantial positions in Tiffany & Co, Tootsie Roll Industries, Canandaigua Wine, Cl. A. and Meredith, which is a less recognized but powerful publisher and broadcaster. We have high confidence in the fundamentals and management of these firms.

    As was widely reported, the technology sector propelled the market for the first three quarters of 1995. You may remember we indicated in our last shareholder letter that if this sector continued its unsustainable advance, we would reduce our weighting. We did just that. The remaining technology holdings, in our opinion, represent niche companies at what we believe to be bargain prices. These include Security Dynamics Technologies, a maker of security identification cards for remote access, Aspect Telecommunications, a producer of call processing equipment, and Auspex Systems, a manufacturer of network file servers for the movement and storage of data. We deployed the proceeds from our technology sales into the health care industry. We view health care as exhibiting many of the same exciting growth characteristics as technology stocks, but with more compelling valuations. The two largest holdings in the Fund are Mentor, a plastic surgery products company, and Guidant, a manufacturer of cardiology equipment.
    As we peer into 1996, we want to assure our shareholders that we will only invest their funds in stocks of companies we believe in and management we trust.
    We again thank you for your interest and loyalty.
                                  Sincerely,

                              [Thomas A. Frank signature logo]

                                  Thomas A. Frank
                                  Portfolio Manager
January 16, 1996
New York, N.Y.
* Sources: The Russell Company; Lipper Analytical Services, Inc. All performance figures assume the reinvestment of dividends. The Russell 2000 Index and The Standard & Poor's 500 Composite Stock Price Index are widely accepted unmanaged indices of stock market performance.
**Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
***Source: Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12//31/95. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Portfolio's three-year, five- and ten-year average annual returns (as applicable) with appropriate fee adjustments and a risk factor that reflects portfolio performance relative to three-month Treasury bill monthly returns. Ten percent of the portfolios in an investment category receive 5 stars. For three years, the portfolio received 5 stars out of 702 portfolios and for five years, 5 stars out of 548 portfolios in the equity category.

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio      DECEMBER 31, 1995
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND,
SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX

Dollars
$106,579
Dreyfus Variable
Investment Fund,
Small Cap Portfolio
$24,828
Russell 2000 Index*
*Source: Lipper Analytical Services, Inc.
[Exhibit A]

AVERAGE ANNUAL TOTAL RETURNS
           ONE YEAR ENDED                FIVE YEARS ENDED               FROM INCEPTION (8/31/90)
           DECEMBER 31, 1995             DECEMBER 31, 1995                TO DECEMBER 31, 1995
           -----------------             -----------------              -------------------------
               29.38%                        59.71%                            55.76%

Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Small Cap Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF INVESTMENTS                               DECEMBER 31, 1995
COMMON STOCKS-90.1%                                                                                 SHARES            VALUE
                                                                                                   _________        ___________
              CONSUMER- 16.4%        Boise Cascade Office Products                                   130,000       $ 5,557,500
                                     Bush Boake Allen...........................(a)                  122,500         3,353,437
                                     Canandaigua Wine, Cl. A....................(a)                  190,000         6,198,750
                                     Central Tractor Farm & Country.............(a)                  127,000         1,301,750
                                     Eskimo Pie.............................                          58,500         1,067,625
                                     Genovese Drug Stores, Cl. A............                          77,000           866,250
                                     MSC Industrial Direct..................                         100,000         2,750,000
                                     Mentor.................................                         550,000        12,650,000
                                     Meredith...............................                         150,000         6,281,250
                                     Metromedia International Group.............(a)                  228,900         3,204,600
                                     Norton McNaughton..........................(a)                  225,000         2,503,125
                                     Pepsi-Cola Puerto Rico Bottling, Cl. B.                         105,000         1,207,500
                                     Pete's Brewing.........................                          90,100         1,261,400
                                     Spelling Entertainment Group...............(a)                  150,000         1,875,000
                                     Station Casinos......................      (a)                  370,000         5,411,250
                                     Stein Mart...........................      (a)                  175,000         1,925,000
                                     TCA Cable TV...........................                         190,000         5,248,750
                                     Talbots................................                         190,000         5,462,500
                                     Thermedics...........................      (a)                  190,000         5,272,500
                                     Thomas Nelson..........................                         300,000         3,900,000
                                     Tiffany & Co...........................                         110,000         5,541,250
                                     Tootsie Roll Industries................                         153,000         6,062,625
                                                                                                                     _________
                                                                                                                    88,902,062
                                                                                                                     _________
             ENERGY-7.4%             Abacan Resource                                                 750,000         2,015,625
                                     Benton Oil & Gas.....................      (a)                  340,000         5,100,000
                                     Cairn Energy USA.....................      (a)                  350,000         4,900,000
                                     Coda Energy..........................      (a)                  350,000         2,603,125
                                     Core Laboratories, N.V..................                        400,000         4,800,000
                                     Devon Energy...........................                         235,000         5,992,500
                                     Falcon Drilling........................                          45,000           675,000
                                     Global Industries....................      (a)                  142,500         4,275,000
                                     Parker & Parsley Petroleum.............                         170,000         3,740,000
                                     Stewart & Stevenson Services...........                         110,000         2,777,500
                                     Tide West Oil........................      (a)                  190,000         2,541,250
                                     Unit..................................     (a)                  237,500         1,128,125
                                                                                                                     __________
                                                                                                                    40,548,125
                                                                                                                     __________
    FINANCIAL SERVICES-16.8%         ACE....................................                         250,000         9,937,500
                                     Amerin.................................                         150,000         4,012,500
                                     Center Financial.......................                         205,000         3,587,500
                                     Charter One Financial..................                         170,000         5,206,250
                                     Commerce Group.........................                         150,000         3,093,750
                                     Dime Bancorp.........................      (a)                  200,000         2,325,000
                                     Duff & Phelps Credit Rating................(b)                  317,500         4,564,063
                                     Executive Risk.........................                         175,000         5,075,000

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE
                                                                                                      _______         _______
   FINANCIAL SERVICES (CONTINUED)    FINOVA Group...........................                         125,000        $6,031,250
                                     Frontier Insurance Group...............                         150,000         4,800,000
                                     GCR Holdings...........................                         150,000         3,375,000
                                     Hibernia, Cl. A........................                         475,000         5,106,250
                                     National Re............................                         147,500         5,605,000
                                     Presidential Life......................                         375,000         3,703,125
                                     Reliance Group Holdings................                         762,500         6,576,562
                                     Standard Federal Bancorporation........                         185,000         7,284,375
                                     USLIFE.................................                         150,000         4,481,250
                                     Western National.......................                         425,000         6,853,125
                                                                                                                     _________
                                                                                                                    91,617,500
                                                                                                                     _________
       HEALTH CARE-9.0%              ARV Assisted Living....................                         125,000         1,468,750
                                     AmeriSource Health, Cl. A..............                         135,000         4,455,000
                                     Apria Healthcare Group.....................(a)                   75,000         2,118,750
                                     Ballard Medical Products...............                         190,000         3,396,250
                                     Circon.................................    (a)                  225,000         4,556,250
                                     CorVel.................................    (a)                  145,000         5,528,125
                                     DepoTech...............................                          80,000         1,540,000
                                     Guidant................................                         260,000        10,985,000
                                     ICU Medical............................    (a)                  125,000         2,125,000
                                     ONCOR..................................    (a)                  560,200         2,520,900
                                     Quantum Health Resources...................(a)                  200,000         1,962,500
                                     Staff Builders, Cl. A......................(a)                  485,000         1,424,688
                                     Universal Health Services, Cl. B...........(a)                  150,000         6,656,250
                                                                                                                     _________
                                                                                                                    48,737,463
                                                                                                                     _________
   MATERIALS & PROCESSING-12.3%      Amax Gold..............................    (a)                  500,000         3,625,000
                                     BJ Services............................    (a)                  125,000         3,625,000
                                     Cambrex................................                         174,900         7,236,488
                                     Crane..................................                         125,000         4,609,375
                                     Culligan Water Technologies............                         164,200         3,981,850
                                     Ferro..................................                         180,000         4,185,000
                                     Freeport McMoRan.......................                         119,998         4,439,926
                                     IMCO Recycling.........................                         130,500         3,197,250
                                     International Specialty Products...........(a)                  300,000         3,262,500
                                     Jacobs Engineering Group...................(a)                  110,000         2,750,000
                                     Longview Fibre.........................                         225,000         3,656,250
                                     Minerals Technologies..................                         150,000         5,475,000
                                     OM Group...............................                         165,000         5,465,625
                                     Reliance Steel & Aluminum..............                          90,000         1,867,500
                                     Santa Fe Pacific Gold..................                         350,000         4,243,750
                                     Sterling Chemicals...................      (a)                  245,000         1,990,625
                                     USA Waste Services...................      (a)                   74,000         1,396,750
                                     Uniroyal Chemical......................                         205,000         1,691,250
                                                                                                                     _________
                                                                                                                    66,699,139
                                                                                                                     _________

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                    _______           _______

           PRODUCER DURABLES-8.5%    Albany International, Cl. A............                         275,000       $ 4,984,375
                                     Applied Power, Cl. A...................                          75,000         2,250,000
                                     Huntco, Cl. A..........................                         250,000         3,843,750
                                     Keystone International..................                        215,000         4,300,000
                                     Manitowoc..............................                          95,000         2,909,375
                                     Precision Castparts....................                         150,000         5,962,500
                                     Rohr Industries......................      (a)                  375,000         5,390,625
                                     Roper Industries.......................                          90,000         3,307,500
                                     Titan Wheel International...............                        225,000         3,656,250
                                     Watts Industries, Cl. A.................                        175,000         4,068,750
                                     Wolverine Tube.......................      (a)                  149,500         5,606,250
                                                                                                                     _________
                                                                                                                    46,279,375
                                                                                                                     _________
          TECHNOLOGY-19.0%....       Aspect Telecommunication.............      (a)                  170,000         5,695,000
                                     Auspex Systems.......................      (a)                  350,000         6,387,500
                                     Celeritek............................                           220,000         2,337,500
                                     Cheyenne Software....................      (a)                  110,000         2,873,750
                                     Cooper & Chyan Technology..............                         190,000         2,992,500
                                     C.P. Clare.............................                          40,000           820,000
                                     DST Systems............................                         175,000         4,987,500
                                     Elcom International....................                         370,000         5,642,500
                                     FSI International......................                         230,000         4,657,500
                                     FTP Software.........................      (a)                  150,000         4,350,000
                                     Franklin Electronic Publishing.............(a)                   90,000         2,655,000
                                     GT Interactive Software.................                        225,000         3,150,000
                                     Glenayre Technologies......................(a)                   25,000         1,556,250
                                     IDX Systems............................                         177,500         6,168,125
                                     IMNET Systems..........................                         127,000         3,048,000
                                     Intergraph...........................      (a)                  210,000         3,307,500
                                     International Rectifier....................(a)                   50,000         1,250,000
                                     Learning Tree International............                         185,000         2,890,625
                                     Madge Networks, N.V. ................      (a)                  130,000         5,817,500
                                     Micrografx...........................      (a)                  150,000         1,987,500
                                     P-COM..................................                         190,000         3,800,000
                                     Renaissance Solutions...................                         75,000         1,068,750
                                     Security Dynamics Technologies.............(a)                  115,000         6,267,500
                                     Sierra On-Line.......................      (a)                  190,000         5,462,500
                                     Softkey International......................(a)                   65,000         1,503,125
                                     Software Artistry......................                          10,000           150,000
                                     StrataCom............................      (a)                   45,000         3,307,500
                                     Thiokol................................                         150,000         5,081,250
                                     Veeco Instruments....................      (a)                  167,500         2,428,750
                                     VideoServer............................                          50,000         1,575,000
                                                                                                                     _________
                                                                                                                   103,218,625
                                                                                                                     _________


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                     _______           _______
     TRANSPORT & AUTOS-.7%         Kansas City Southern Industries..........                          85,000        $3,888,750
                                                                                                                     _________
                                     TOTAL COMMON STOCKS
                                       (cost $413,396,621)..................                                      $489,891,039
                                                                                                                   ===========
                                                                                                 PRINCIPAL
BOND-.2%                                                                                           AMOUNT
                                                                                                   _______
                  TECHNOLOGY;      Individual, 12%, 11/29/2000, Conv.
                                       (cost $1,000,000)........................(c,d)             $1,000,000        $1,000,000
                                                                                                                   ===========
SHORT-TERM INVESTMENTS- 9.5%
         U.S. TREASURY BILLS:        5.28%, 1/11/96.........................                       $9,418,000       $9,403,213
                                     5.31%, 1/25/96.........................                       13,183,000       13,140,551
                                     5.34%, 2/8/96..........................                       10,801,000       10,744,295
                                     5.09%, 3/7/96..........................                       15,859,000       15,713,097
                                     4.84%, 3/28/96.........................                        2,529,000        2,498,121
                                                                                                                    __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $51,491,154).                                                         $51,499,277
                                                                                                                  ============
TOTAL INVESTMENTS (cost $465,887,775).......................................                            99.8%     $542,390,316
                                                                                                       ======     ============
CASH AND RECEIVABLES (NET)..................................................                              .2%        $ 890,848
                                                                                                       ======     ============
NET ASSETS..................................................................                           100.0%     $543,281,164
                                                                                                       ======     ============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $3,882,726)-see Note
    2(d).
    (c)  With 16,000 warrants to purchase Common Stock.
    (d)  Security restricted as to public resale. Investment in restricted security, with a market value of $1,000,000, represents approximately
    .18% of net assets.


                                                   ACQUISITION     PURCHASE            PERCENTAGE OF
ISSUER                                             DATE            PRICE                NET ASSETS                  VALUATION*
------                                            -----------      --------             -------------              ------------
    Individual, 12%, 11/29/2000, Conv.....        11/29/95          $100                   .18%                       Cost
    *The valuation of this security has been determined in good faith under the direction of the Board of Trustees.



See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                         DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $465,887,775)-see statement.....................................                                      $542,390,316
    Cash....................................................................                                         2,342,311
    Receivable for investment securities sold...............................                                        12,533,278
    Dividends and interest receivable.......................................                                           314,907
    Prepaid expenses........................................................                                               291
                                                                                                                      ________
                                                                                                                   557,581,103
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $329,835
    Payable for investment securities purchased.............................                       13,794,995
    Accrued expenses........................................................                          175,109       14,299,939
                                                                                                   __________        _________
NET ASSETS..................................................................                                      $543,281,164
                                                                                                                   ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                      $463,117,504
    Accumulated distributions in excess of investment income-net............                                           (33,132)
    Accumulated undistributed net realized gain
      on investments and foreign currency transactions......................                                         3,694,251
    Accumulated net unrealized appreciation on investments-Note 4(b)........                                        76,502,541
                                                                                                                     _________
NET ASSETS at value applicable to 11,778,323 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
Interest authorized)........................................................                                      $543,281,164
                                                                                                                  ============
NET ASSET VALUE, offering and redemption price per share
    ($543,281,164 / 11,778,323 shares)......................................                                            $46.13
                                                                                                                        ======



See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF OPERATIONS                                                                            YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends:
          Unaffiliated issuers..............................................                   $  2,082,377
          Affiliated issuers................................................                         27,975          $2,110,352
      Interest..............................................................                                          2,678,433
                                                                                                                     __________
            TOTAL INCOME....................................................                                          4,788,785
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                      2,610,562
      Registration fees.....................................................                        101,542
      Custodian fees........................................................                         71,358
      Prospectus and shareholders' reports..................................                         47,113
      Trustees' fees and expenses-Note 3(b).................................                         24,672
      Professional fees.....................................................                         23,523
      Dividends on securities sold short....................................                         10,800
      Shareholder servicing costs...........................................                            761
      Miscellaneous.........................................................                          7,508
                                                                                                     _______
            TOTAL EXPENSES..................................................                                          2,897,839
                                                                                                                     __________
            INVESTMENT INCOME-NET...........................................                                          1,890,946
                                                                                                                     __________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including foreign currency transactions):
          Unaffiliated issuers..............................................                    $15,845,305
          Affiliated issuers................................................                       (299,018)
      Short sale transactions...............................................                       (192,297)
                                                                                                    _______
      NET REALIZED GAIN.....................................................                                         15,353,990
                                                                                                                     __________
      Net unrealized appreciation on investments:
          Unaffiliated issuers..............................................                     70,078,430
          Affiliated issuers................................................                        681,337          70,759,767
                                                                                                -----------          __________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         86,113,757
                                                                                                                     __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $88,004,703
                                                                                                                     __________

See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                            -----------------------------------
                                                                                                1994                    1995
                                                                                            ------------             ----------
OPERATIONS:
    Investment income-net...................................................                 $765,642                $1,890,946
    Net realized gain (loss) on investments.................................                 (812,026)               15,353,990
    Net unrealized appreciation on investments for the year.................                3,743,892                70,759,767
                                                                                            _________                __________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                3,697,508                88,004,703
                                                                                            _________                __________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................                 (727,613)               (1,926,351)
    In excess of investment income-net......................................                     --                     (33,132)
    From net realized gain on investments...................................                 (720,564)              (10,361,085)
    In excess of net realized gain on investments...........................                 (481,344)                    --
                                                                                            __________               __________
      TOTAL DIVIDENDS.......................................................               (1,929,521)              (12,320,568)
                                                                                            __________               __________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................              158,015,337               299,512,811
    Dividends reinvested....................................................                1,929,521                12,320,568
    Cost of shares redeemed.................................................               (6,835,267)              (17,451,351)
                                                                                            __________               __________
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........              153,109,591               294,382,028
                                                                                            __________               __________
          TOTAL INCREASE IN NET ASSETS......................................              154,877,578               370,066,163
NET ASSETS:
    Beginning of year.......................................................               18,337,423               173,215,001
                                                                                            __________               __________
    End of year [including undistributed investment income-net; $35,405 in 1994 and distributions in excess of investment income-net;
$(33,132) in 1995]..........................................................             $173,215,001              $543,281,164
                                                                                         ============              ============

                                                                                              SHARES                   SHARES
                                                                                            --------                   -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                4,347,955                 7,174,006
    Shares issued for dividends reinvested..................................                   52,997                   274,387
    Shares redeemed.........................................................                 (190,260)                 (413,128)
                                                                                            _________                 _________
      NET INCREASE IN SHARES OUTSTANDING....................................                4,210,692                 7,035,265
                                                                                          ===========               ===========


See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                   YEAR ENDED DECEMBER 31,
                                                               __________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of year...........              $10.21       $20.60     $22.71      $34.45      $36.52
                                                                 ----        ----        ----        ----        ----
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .14*         .18*       .14         .17         .16
    Net realized and unrealized gain on investments             15.85*       13.10*     14.93        2.50       10.54
                                                                 ----        ----        ----        ----        ----
      TOTAL FROM INVESTMENT OPERATIONS...........               15.99*       13.28*     15.07        2.67       10.70
                                                                 ----        ----        ----        ----        ----
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.15)        (.15)      (.14)       (.16)       (.18)
    Dividends in excess of investment income-net.                 --          --         (.01)         --          --
    Dividends from net realized gain on investments             (5.45)      (11.02)     (3.18)       (.33)       (.91)
    Dividends in excess of net realized gain
      on investments.............................                 --          --          --         (.11)        --
                                                                 ----        ----        ----        ----        ----
      TOTAL DISTRIBUTIONS........................               (5.60)      (11.17)     (3.33)       (.60)      (1.09)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of year.................              $20.60       $22.71     $34.45      $36.52      $46.13
                                                               ======       ======     ========     ======     ========
TOTAL INVESTMENT RETURN..........................              159.73%       71.28%     68.31%       7.75%      29.38%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.16%         .94%       .25%        .55%        .83%
    Ratio of net investment income to average net assets          .77%         .76%       .89%       1.18%        .54%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation....                3.64%        2.29%      1.79%        .52%          --
    Portfolio Turnover Rate......................              388.70%      358.27%    244.59%     106.00%      99.02%
    Net Assets, end of year (000's Omitted)......             $1,554       $2,679       $18,337    $173,215     $543,281
*  Based on average shares outstanding.



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Small Cap Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently functions as the funding vehicle for the Dreyfus
Series 2000 Variable Annuity Contract (the "Account") issued by Mutual
Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the
New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.
The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account will be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The
Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC and MBLLAC assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as defined as "affiliated" in the Act.
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement (the "Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. There was no expense reimbursement for the year ended December 31, 1995.
    The Agreement further provides that if in any full year the aggregate expenses of the series, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends on securities sold short), brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, to provide personnel and facilities to perform transfer agency services for the Fund.
    (B) Each trustee who is not an "affiliated person," as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, options and forward currency exchange contracts, during the year ended December 31, 1995:

                                                                                         PURCHASES           SALES
                                                                                       ____________       ____________
    Long transactions:
      Unaffiliated issuers...........................................                  $583,929,707         $301,384,934
      Affiliated issuers.............................................                     1,108,725              656,638
    Short sale transactions..........................................                    10,745,304           10,553,007
                                                                                       ____________         ____________
          TOTAL......................................................                  $595,783,736         $312,594,579
                                                                                     ==============         ============

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian; of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995, there were no securities sold short outstanding.
   (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $76,502,541, consisting of $90,047,870 gross unrealized appreciation and $13,545,329 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
February 9, 1996


IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Portfolio hereby designates $.22 per share as a long-term capital gain distribution of the $1.08 per share paid on December 21, 1995.


[Dreyfus lion "d" logo]
DREYFUS VARIABLE
INVESTMENT FUND,
SMALL CAP PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                           121AR9512
[Dreyfus logo]
Variable
Investment Fund,
SMALL CAP PORTFOLIO
Annual Report
December 31, 1995



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio. For its annual reporting period ended December 31, 1995, your Fund produced a total return of 17.95%* compared with 18.65% for the Merrill Lynch U.S. Treasury Coupon 5-Year Strips Index.** Income dividends of $.688 per share were paid, which represents a distribution rate of 5.42% per share based on the closing net asset value. THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and which all other short-term rates are based on.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November--the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
PORTFOLIO OVERVIEW
    In a fund with a final maturity of December 31, 2000 the turnover rate tends to be extremely low. This was especially the case for the last year. Because we had a positive view on the market, as we received cash flow into the Fund we invested it within our final maturity parameters. We currently have a small amount of cash and will invest these funds as opportunities present themselves. During the last year, we added $1,000,000 face amount of FICO, 0% due 5/30/00, $4,630,000 face amount of Resolution Trust, 0% due 10/15/00, $1,650,000 face amount American Express, 0% due 12/12/00 and $1,500,000 face amount of Resolution Trust, 0% due 7/15/99.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,




[Garitt A. Kono signature logo]

                              Garitt A. Kono
                              Portfolio Manager
Jauuary 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges applicable to separate accounts of participating insurance companies using the Portfolio as an underlying investment.
**Source: Merrill Lynch, Pierce, Fenner and Smith, Inc. Unlike the
Portfolio, the Merrill Lynch U.S. Treasury Coupon 5-Year Strips Index is an unmanaged Zero Coupon Index.


DREYFUS VARIABLE INVESTMENT FUND,
Zero Coupon 2000 Portfolio             DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND,
ZERO COUPON 2000 PORTFOLIO WITH THE MERRILL LYNCH U.S. TREASURY COUPON 5-YEAR STRIPS INDEX
[Exhibit A
$18,223
Dreyfus Variable
Investment Fund,
Zero Coupon 2000
Portfolio

$17,370
Merrill Lynch
U.S. Treasury Coupon
5-Year Strips Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

AVERAGE ANNUAL TOTAL RETURNS

        ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (8/31/90)
        DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
        -----------------             -----------------             -----------------------
        17.95%                        11.26%                        11.89%

Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES
 USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Merrill Lynch U.S. Treasury Coupon 5-Year Strips Index on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch U.S. Treasury Coupon 5-Year Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
STATEMENT OF INVESTMENTS                                                                                    DECEMBER 31, 1995
                                                                                                    PRINCIPAL
BONDS AND NOTES-83.8%                                                                                AMOUNT           VALUE
                                                                                                     _______          ______
  BANKING-1.7%                     CoreStates Capital,
                                       Sub. Notes, 9 5/8%, 2001.............                    $    200,000     $   230,172
                                     J.P. Morgan and Co.,
                                       Sub. Notes, Zero Coupon, 1998........                         160,000         140,937
                                                                                                                      ______
                                                                                                                     371,109
                                                                                                                      ______
  CONSUMER-.7%                     News America Holdings (Gtd. by News),
                                       Sr. Notes, 7 1/2%, 2000..............                         150,000         157,494
                                                                                                                      ______
  FINANCE-5.6%                     American Express,
                                       Gtd. Euro-Bond, Zero Coupon, 2000....                       1,650,000       1,242,450
                                                                                                                      ______
   INSURANCE-.6%                  .SunAmerica,
                                       Notes, 9%, 1999......................                         130,000         140,728
                                                                                                                      ______
   FOREIGN-.4%                      Kingdom of Sweden,
                                       Bonds, Ser. A, Zero Coupon, 1997.....                          40,000          37,371
                                     Montreal Urban Community,
                                       Deb., 9 1/8%, 2001...................                          40,000          45,078
                                                                                                                      ______
                                                                                                                      82,449
                                                                                                                      ______
    OTHER-8.0%                       FICO Coupon Strips:
                                       Ser.17, Zero Coupon, 4/5/2000........                         500,000         395,317
                                       Ser. 3, Zero Coupon, 5/30/2000.......                       1,000,000         787,730
                                       Zero Coupon, 10/6/2000...............                         478,000         367,243
                                       Ser. 1, Zero Coupon, 11/11/2000......                         150,000         114,612
                                       Ser.10, Zero Coupon, 11/30/2000......                         152,000         115,763
                                                                                                                      ______
                                                                                                                   1,780,665
                                                                                                                      ______
   U.S. GOVERNMENT
     AND AGENCIES-66.8%              Chattanooga Valley,
                                       Secured First Mortgage, Zero Coupon,
                                       1/1/2000.............................                         176,000         140,450
                                     Federal National Mortgage Association,
                                       Callable Principal Strips, Ser. 1:
                                       Zero Coupon, 8/21/1996                        (a)             145,000         139,643
                                       Zero Coupon, 10/10/2001                                       400,000         384,000
                                     Resolution Funding, Coupon Strips:
                                       Ser. A, Zero Coupon, 7/15/1999.......                       1,500,000       1,242,669
                                       Zero Coupon, 7/15/2000...............                         260,000         204,166
                                       Zero Coupon, 10/15/2000..............                       7,460,000       5,769,243
                                     U.S. Treasury Coupon Receipts,
                                       Zero Coupon, 11/15/2000..............                         430,355         331,102
                                     U.S. Treasury Notes,
                                       7 3/4%, 12/31/1999...................                       1,000,000       1,085,625

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
                                                                                                 PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                       AMOUNT            VALUE
                                                                                                 ---------         --------
U.S. GOVERNMENT
   AND AGENCIES (CONTINUED)          U.S. Treasury Principal Strips:
                                       Zero Coupon, 8/15/2000...............                    $    500,000     $   391,035
                                       Zero Coupon, 11/15/2000..............                       6,750,000       5,208,995
                                                                                                                      ______
                                                                                                                  14,896,928
                                                                                                                      ______
                                     TOTAL BONDS AND NOTES
                                       (cost $17,849,199)...................                                     $18,671,823
                                                                                                                  ==========

SHORT-TERM INVESTMENTS-15.3%
   AGENCY DISCOUNT NOTE;            Federal Home Loan Mortgage Corp.,
                                       5 1/2%, 1/2/1996
                                       (cost $3,412,479)....................                    $  3,413,000     $ 3,412,479
                                                                                                                      ======
TOTAL INVESTMENTS (cost $21,261,678)    ................................                               99.1%     $22,084,302
                                                                                                      =====           ======
CASH AND RECEIVABLES (NET)..................................................                             .9%     $   206,964
                                                                                                      =====           ======
NET ASSETS..................................................................                          100.0%     $22,291,266
                                                                                                      =====           ======

NOTE TO STATEMENT OF INVESTMENTS:
    (a) Zero coupon until 8/21/1996, date on which a stated coupon rate of 8.40% becomes effective; the stated maturity date is 2001.




See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                        DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $21,261,678)--see statement......................................                                    $22,084,302
    Cash....................................................................                                         202,647
    Interest receivable.....................................................                                          56,492
    Prepaid expenses........................................................                                           4,043
                                                                                                                      ______
                                                                                                                  22,347,484
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $  8,218
    Payable for shares of Beneficial Interest redeemed......................                         26,926
    Accrued expenses........................................................                         21,074           56,218
                                                                                                       ____           ______
NET ASSETS  ................................................................                                     $22,291,266
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $21,419,473
    Accumulated undistributed investment income--net.........................                                          1,329
    Accumulated undistributed net realized gain on investments..............                                          47,840
    Accumulated net unrealized appreciation on investments--Note 4...........                                        822,624
                                                                                                                      ______
NET ASSETS at value, applicable to 1,755,569 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                     $22,291,266
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($22,291,266 / 1,755,569 shares)........................................                                         $12.70
                                                                                                                     ======



See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
STATEMENT OF OPERATIONS                                                                           YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $1,010,113
    EXPENSES:
      Investment advisory fee--Note 3(a).....................................                  $     70,948
      Auditing fees.........................................................                         12,526
      Custodian fees........................................................                         10,690
      Registration fees.....................................................                          3,389
      Prospectus and shareholders' reports..................................                          3,290
      Trustees' fees and expenses-Note 3(b).................................                          1,226
      Legal fees............................................................                            823
      Shareholder servicing costs...........................................                            441
      Miscellaneous.........................................................                          7,599
                                                                                                      _____
          TOTAL EXPENSES....................................................                        110,932
      Less--reduction in investment advisory fee due to undertakings--Note 3(a)                       4,371
                                                                                                      _____
          NET EXPENSES......................................................                                          106,561
                                                                                                                        _____
          INVESTMENT INCOME-NET.............................................                                          903,552
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 4.................................                    $   48,259
    Net unrealized appreciation on investments..............................                      1,503,991
                                                                                                      _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                        1,552,250
                                                                                                                        _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $2,455,802
                                                                                                                       ======



See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         ----------------------------------
                                                                                                1994                 1995
                                                                                               ______               ______
OPERATIONS:
    Investment income--net...................................................          $     522,791             $    903,552
    Net realized gain on investments........................................                     --                    48,259
    Net unrealized appreciation (depreciation) on investments for the year..                (791,423)               1,503,991
                                                                                              ______                   ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS...................................................                (268,632)               2,455,802
                                                                                              ______                    ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net...................................................               (519,948)                (905,009)
    Net realized gain on investments........................................                  (7,541)                    --
                                                                                              ______                    ______
      TOTAL DIVIDENDS.......................................................                (527,489)                (905,009)
                                                                                              ______                   ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................               8,129,045               13,035,937
    Dividends reinvested....................................................                 479,850                  905,009
    Cost of shares redeemed.................................................              (2,595,464)              (4,113,922)
                                                                                              ______                   ______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........               6,013,431                9,827,024
                                                                                              ______                   ______
          TOTAL INCREASE IN NET ASSETS......................................               5,217,310               11,377,817
NET ASSETS:
    Beginning of year.......................................................               5,696,139               10,913,449
                                                                                              ______                   ______
    End of year (including undistributed investment income-net:
      $2,786 in 1994 and $1,329 in 1995)....................................             $10,913,449              $22,291,266
                                                                                              ======                   ======
                                                                                              SHARES                   SHARES
                                                                                              ______                   ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 683,960                1,061,630
    Shares issued for dividends reinvested..................................                  40,904                   73,730
    Shares redeemed.........................................................                (220,025)                (337,613)
                                                                                              ______                   ______
      NET INCREASE IN SHARES OUTSTANDING....................................                 504,839                  797,747
                                                                                              ======                   ======

See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                 1991         1992          1993          1994           1995
                                                                 ___          ___           ___           ___            ___
    Net asset value, beginning of year...........             $10.45       $11.64        $11.77        $12.57         $11.39
                                                                 ___          ___           ___           ___            ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                .76          .83           .79           .69            .69
    Net realized and unrealized gain (loss)
      on investments.............................               1.25          .15           .96         (1.18)          1.31
                                                                 ___          ___           ___           ___            ___
      TOTAL FROM INVESTMENT OPERATIONS...........               2.01          .98          1.75          (.49)          2.00
                                                                 ___          ___           ___           ___            ___
    DISTRIBUTIONS:
    Dividends from investment income-net.........               (.76)        (.84)         (.78)         (.68)          (.69)
    Dividends from net realized gain on investments             (.06)        (.01)         (.17)         (.01)           --
                                                                 ___          ___           ___           ___            ___
      TOTAL DISTRIBUTIONS........................               (.82)        (.85)         (.95)         (.69)          (.69)
                                                                 ___          ___           ___           ___            ___
    Net asset value, end of year.................             $11.64       $11.77        $12.57        $11.39         $12.70
                                                                 ===          ===           ===           ===            ===
TOTAL INVESTMENT RETURN..........................              20.09%        8.87%        15.19%        (3.91%)        17.95%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .72%         .64%           --            --            .68%
    Ratio of net investment income to average
      net assets.................................               7.41%        7.15%         6.21%          6.04%         5.73%
    Decrease reflected in above expense ratios due
       to undertakings by The Dreyfus Corporation               5.04%        2.28%         2.43%          1.05%          .03%
    Portfolio Turnover Rate......................              42.82%        3.08%       106.35%           --          49.43%
    Net Assets, end of year (000's Omitted)......             $1,296       $1,362        $5,696        $10,913       $22,291


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Zero Coupon 2000 Portfolio (the "Series") which is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994 approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994 the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    However, Dreyfus had undertaken, from January 1, 1995 through June 30, 1995 to reduce the investment advisory fee paid by the Series', to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $4,371 for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, to provide personnel and facilities to perform transfer agency services for the Fund.
    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $13,898,921 and $6,800,625, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $822,624, consisting of $840,022 gross unrealized appreciation and $17,398 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]

New York, New York
February 9, 1996



[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
ZERO COUPON 2000 PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                           119AR9512
[Dreyfus logo]
Variable
Investment Fund, ZERO COUPON
2000 PORTFOLIO
Annual Report
December 31, 1995


CAPITAL APPRECIATION
PORTFOLIO
Annual Report
December 31, 1995
DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this annual report on the activity of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio for the 12-month period from January 1, 1995 through December 31, 1995. During that period, the Fund provided a total return of 33.52%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index provided a return of 37.53%.**
PORTFOLIO COMPOSITION
    At the close of the period, the Portfolio had 5.7% of its net assets in short-term securities and the balance in equities. In the equity portion of the Portfolio, industry concentrations were in consumer nondurables and health care. As market conditions permit, we will reduce the position in Treasuries and commit these assets to what we believe are high quality equities.
ECONOMIC OUTLOOK
    In our view, 1995 will prove to have been a bridge to a path of moderate growth, which should extend the economic cycle in an environment of low inflation and declining interest rates. We expect that the average annual Gross Domestic Product growth will weaken to a range of 1.5% - 2.0% in 1996, with inflation near 2.5%, or very likely lower. Long-term interest rates should decline to 5.5% or below in an environment of fiscal restraint and little pricing flexibility. If our outlook is incorrect, it is possible that growth and inflation will fall below our expectations, particularly in the first half of 1996, although we do not expect a recession to develop. In our view, consumer demand will remain weak until late in the year, with any increase in spending continuing to be affected by price sensitivity. The economy's growth should be supported by a moderate increase in capital spending and by growth in U.S. exports, which continues to increase as a percentage of GDP, although from a low base. In spite of weakness among its principal trading partners, the U.S. continues to gain market share in developing markets, particularly in the Pacific Rim and Far East. The above factors, along with cautious but more accommodative monetary policy, should provide enough liquidity to prevent a contraction in economic growth. INVESTMENT OUTLOOK AND STRATEGY
    In a slowing economy with the prospect of falling corporate profits and earnings disappointments, we do not expect total return on equities to approximate that of 1995. However, we continue to expect equities to outperform fixed income securities and cash equivalents. We believe our strategy of focusing on large capitalization, multinational industry leaders will provide the most upside potential with less exposure to risk. These types of companies will continue to have excess cash available to repurchase shares near the record levels reached in 1995, in spite of weak economies among the G-7 leading industrial nations. We also expect industry consolidations and merger and acquisition activity to be robust, and only marginally lower than the record set in 1995. If the best of all possible developments takes place on the political front, investors could be surprised that equity markets will do better than consensus expectations.
INVESTMENT HIGHLIGHTS
    Rising bond prices, low inflation and the prospect of an extended period of moderate economic growth provided a constructive backdrop for equity markets in 1995. Optimism about the goal of achieving meaningful deficit reduction, and a cyclical trend of fiscal accountability and restraint, also supported equity prices. The rise in the S&P 500 Stock Index was led by health care issues, as had been the case in 1994. The Fund's 15.1% weighting in this sector had the most positive impact on performance relative to the Index. Strong performance in shares of Merck & Co, Pfizer, Johnson & Johnson and American Home Products led this group. The strategy of concentrating the Portfolio's assets in shares of the highest quality global companies in consumer nondurable products also benefitted results. Shares of Philip Morris Cos, Coca-Cola, PepsiCo, Procter & Gamble, Gillette, Kellogg and Eastman Kodak led this group. Performance in the financial services and energy sectors was also quite positive. The Portfolio's underweighting in the retail sector relative to the S&P Index was a positive factor, as this was the weakest group in the Index in 1995.
    We appreciate your investment in the Capital Appreciation Portfolio and we will continue to seek rewarding returns on your behalf.
                                  Sincerely,




[Fayez Sarofim signature logo]

                                  Fayez Sarofim
                                  Portfolio Manager
January 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

DREYFUS VARIABLE INVESTMENT FUND,
Capital Appreciation Portfolio                  DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND,
CAPITAL APPRECIATION PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A
$14,694
Standard & Poor's 500 Composite Stock
Price Index*
Dollars
$14,685
Dreyfus Variable
Investment Fund, Capital Appreciation Portfolio
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS
                ONE YEAR ENDED                      FROM INCEPTION (4/5/93)
                DECEMBER 31, 1995                   TO DECEMBER 31, 1995
                -----------------                   --------------------
               33.52%                               15.05%
Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES
 USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Capital Appreciation Portfolio on 4/5/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/93 is used as the beginning value on 4/5/93. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
STATEMENT OF INVESTMENTS                                 DECEMBER 31, 1995
COMMON STOCKS-94.1%                                                                                  SHARES           VALUE
                                                                                                     ______          _______
        AEROSPACE
    & ELECTRONICS-10.5%...........   Emerson Electric                                                 6,000      $   490,500
                                     General Electric.......................                         27,050        1,947,600
                                     Intel..................................                         12,500          709,375
                                     Motorola...............................                          7,050          401,850
                                     Philips Electronics, N.V. A.D.R. ......                         18,000          645,750
                                     Rockwell International.................                         11,000          581,625
                                     Texas Instruments......................                          3,200          165,600
                                                                                                                      ______
                                                                                                                   4,942,300
                                                                                                                      ______
   AUTO RELATED-2.5%.................Chrysler                                                         8,000          443,000
                                     Ford Motor.............................                         24,694          716,126
                                                                                                                      ______
                                                                                                                   1,159,126
                                                                                                                      ______
   BANKING-6.9%......................Banc One                                                         1,800           67,950
                                     Chemical Banking.......................                         16,000          940,000
                                     Citicorp...............................                         22,025        1,481,181
                                     HSBC Holdings, A.D.R. .................                          3,500          528,500
                                     HSBC Holdings PLC......................                          2,400           36,349
                                     Keycorp................................                          1,800           65,250
                                     PNC Bank...............................                          3,000           96,750
                                                                                                                      ______
                                                                                                                   3,215,980
                                                                                                                      ______
   CAPITAL GOODS-1.5%..............  AlliedSignal                                                    12,000          570,000
                                     Cooper Industries......................                          3,000          110,250
                                                                                                                      ______
                                                                                                                     680,250
                                                                                                                      ______
  CHEMICALS-3.8%..................   Dow Chemical                                                     9,000          633,375
                                     duPont (E.I.) de Nemours...............                         13,500          943,313
                                     Rohm & Haas............................                          3,000          193,125
                                                                                                                      ______
                                                                                                                   1,769,813
                                                                                                                      ______
   ENERGY-9.1%.......................Chevron                                                         18,000          945,000
                                     Exxon..................................                         12,025          963,503
                                     Mobil..................................                          8,525          954,800
                                     Royal Dutch Petroleum .................                         10,000        1,411,250
                                                                                                                      ______
                                                                                                                   4,274,553
                                                                                                                      ______
   FINANCE-
     MISCELLANEOUS-3.4%..........    American General                                                22,000          767,250
                                     Federal National Mortgage Association..                          6,500          806,813
                                                                                                                      ______
                                                                                                                   1,574,063
                                                                                                                      ______
   FOOD, BEVERAGE &
     TOBACCO-16.9%.............      Anheuser-Busch Cos                                               8,000          535,000
                                     Coca-Cola..............................                         32,000        2,376,000
                                     General Mills..........................                            600           34,650

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                          SHARES             VALUE
                                                                                                   --------           -------
   FOOD, BEVERAGE &
     TOBACCO (CONTINUED).............Kellogg                                                         12,000       $  927,000
                                     Nestle, A.D.R. ........................                         12,000          673,500
                                     PepsiCo................................                         25,000        1,396,875
                                     Philip Morris Cos......................                         18,000        1,629,000
                                     Sara Lee...............................                          2,500           79,687
                                     Seagram................................                          8,500          294,313
                                                                                                                      ______
                                                                                                                   7,946,025
                                                                                                                      ______
  HEALTH CARE-15.1%........          Abbott Laboratories                                             20,000          835,000
                                     American Home Products.................                         10,000          970,000
                                     Amgen..................................                          5,000 (a)      296,875
                                     Johnson & Johnson......................                         15,050        1,288,656
                                     Merck & Co.............................                         27,000        1,775,250
                                     Pfizer.................................                         18,000        1,134,000
                                     Roche Holdings, A.D.S..................                         10,000          792,500
                                                                                                                      ______
                                                                                                                   7,092,281
                                                                                                                      ______
  LEISURE TIME-4.1%..............    Disney (Walt)                                                   10,000          590,000
                                     Eastman Kodak..........................                         10,000          670,000
                                     McDonald's.............................                         15,000          676,875
                                                                                                                      ______
                                                                                                                   1,936,875
                                                                                                                      ______
   MEDIA/ENTERTAINMENT-1.6%........  McGraw-Hill                                                      5,000          435,625
                                     News Corp, A.D.S.......................                          5,000          106,875
                                     Reader's Digest Association, Cl. A.....                          4,000          205,000
                                                                                                                      ______
                                                                                                                     747,500
                                                                                                                      ______
   MULTI INDUSTRY-1.9%               Minnesota Mining & Manufacturing                                13,500          894,375
                                                                                                                      ______
OFFICE &
  BUSINESS EQUIPMENT-2.7%............AT&T                                                            12,000          777,000
                                     Ericsson (LM) Telephone, Cl. B, A.D.R.                           3,200           62,400
                                     General Motors, Cl. E..................                          8,500          442,000
                                                                                                                      ______
                                                                                                                   1,281,400
                                                                                                                      ______
   PAPER &
     FOREST PRODUCTS-1.0%.....       International Paper                                             12,500          473,438
                                                                                                                      ______
  PERSONAL CARE-8.4%.......          Estee Lauder, Cl. A                                             10,000          348,750
                                     Gillette...............................                         26,000        1,355,250
                                     International Flavors & Fragrances.....                         15,000          720,000
                                     Procter & Gamble.......................                         17,500        1,452,500
                                     Unilever, N.V..........................                            500           70,375
                                                                                                                      ______
                                                                                                                   3,946,875
                                                                                                                      ______
   RETAIL-3.0%............           May Department Stores                                            6,000          253,500
                                     Wal-Mart Stores........................                         22,000          492,250

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES            VALUE
                                                                                                    _______            ______
   RETAIL (CONTINUED)................Walgreen                                                        22,000       $  657,250
                                                                                                                      ______
                                                                                                                   1,403,000
                                                                                                                      ______
  TRANSPORTATION-1.7%.........       Norfolk Southern                                                 7,000          555,625
                                     Union Pacific..........................                          4,000          264,000
                                                                                                                      ______
                                                                                                                     819,625
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $ 36,415,825)..................                                     $44,157,479
                                                                                                                      ======
PREFERRED STOCK-.9%
  MEDIA/ENTERTAINMENT                 News Corp, A.D.S., Cum., $.40
                                       (cost $ 434,773).....................                         22,000        $ 423,500
                                                                                                                      ======
                                                                                                PRINCIPAL
SHORT-TERM INVESTMENTS-5.7%                                                                     AMOUNT
                                                                                                ---------
              U.S. TREASURY BILLS:..6.075%, 3/7/96
                                       (cost $ 2,664,646)...................                   $  2,689,000     $  2,664,261
                                                                                                                      ======
TOTAL INVESTMENTS (cost $39,515,244)    ...............................                              100.7%      $47,245,240
                                                                                                     =====            ======
LIABILITIES, LESS CASH AND RECEIVABLES                                                                 (.7%)   $    (315,140)
                                                                                                     =====            ======
NET ASSETS..................................................................                         100.0%      $46,930,100
                                                                                                     =====            ======

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.





See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                      DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $39,515,244)-see statement......................................                                    $47,245,240
    Cash....................................................................                                         59,482
    Dividends and interest receivable.......................................                                         73,199
    Prepaid expenses and other assets.......................................                                            138
                                                                                                                     ______
                                                                                                                 47,378,059
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $  31,700
    Payable for investment securities purchased.............................                         390,060
    Accrued expenses and other liabilities..................................                          26,199        447,959
                                                                                                       _____         ______
NET ASSETS  ................................................................                                    $46,930,100
                                                                                                                     ======
REPRESENTED BY:
    Paid-in capital.........................................................                                    $39,208,271
    Accumulated undistributed investment income-net.........................                                          2,491
    Accumulated net realized (loss) on investments and
      foreign currency transactions.........................................                                        (10,658)
    Accumulated net unrealized appreciation on investments-Note 4(b)........                                      7,729,996
                                                                                                                     ______
NET ASSETS at value applicable to 2,649,812 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                    $46,930,100
                                                                                                                     ======
NET ASSET VALUE, offering and redemption price per share
    ($46,930,100 / 2,649,812 shares)........................................                                         $17.71
                                                                                                                      ======




See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $10,331 foreign taxes withheld at source)......                     $   653,226
      Interest..............................................................                         183,873
                                                                                                       _____
          TOTAL INCOME......................................................                                      $   837,099
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                         157,346
      Sub-investment advisory fee-Note 3(a).................................                          57,217
      Auditing fees.........................................................                          12,053
      Registration fees.....................................................                           7,932
      Custodian fees........................................................                           6,704
      Prospectus and shareholders' reports..................................                           4,462
      Trustees' fees and expenses-Note 3(b).................................                           2,150
      Legal fees............................................................                           1,600
                                                                                                       _____
          TOTAL EXPENSES....................................................                         249,464
      Less-reduction in investment advisory fee due to
          undertakings-Note 3(a)............................................                           6,445
                                                                                                       _____
          NET EXPENSES......................................................                                          243,019
                                                                                                                        _____
          INVESTMENT INCOME-NET.............................................                                          594,080
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency
      transactions-Note 4(a)................................................                    $    (11,330)
    Net unrealized appreciation on investments..............................                       7,555,530
                                                                                                       _____
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                        7,544,200
                                                                                                                        _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $8,138,280
                                                                                                                       ======



See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                          -----------------------------------
                                                                                                1994                   1995
                                                                                                ______                 ______
OPERATIONS:
    Investment income-net...................................................             $     269,727          $     594,080
    Net realized gain (loss) on investments.................................                       588                (11,330)
    Net unrealized appreciation on investments for the year.................                    93,162              7,555,530
                                                                                                ______                 ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   363,477              8,138,280
                                                                                                ______                 ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                  (269,734)              (592,944)
                                                                                                ______                 ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                13,455,891             27,535,981
    Dividends reinvested....................................................                   269,734                592,943
    Cost of shares redeemed.................................................                (1,471,097)            (4,862,457)
                                                                                                ______                 ______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........                12,254,528             23,266,467
                                                                                                ______                 ______
          TOTAL INCREASE IN NET ASSETS......................................                12,348,271             30,811,803
NET ASSETS:
    Beginning of year.......................................................                 3,770,026             16,118,297
                                                                                                ______                 ______
    End of year (including undistributed investment income-net:
      $1,355 in 1994 and $2,491 in 1995)....................................               $16,118,297            $46,930,100
                                                                                                ======                 ======
                                                                                               SHARES          SHARES
                                                                                                ______                 ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 1,004,793              1,722,064
    Shares issued for dividends reinvested..................................                    20,097                 34,096
    Shares redeemed.........................................................                  (110,009)              (305,274)
                                                                                                ______                 ______
      NET INCREASE IN SHARES OUTSTANDING....................................                   914,881              1,450,886
                                                                                                ======                 ======

See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
PER SHARE DATA:                                                                          1993(1)      1994          1995
                                                                                         ------       ----          ----
    Net asset value, beginning of year....................................            $12.50        $13.27        $13.44
                                                                                        ___           ___            ___
    INVESTMENT OPERATIONS:
    Investment income-net.................................................               .08           .23           .23
    Net realized and unrealized gain on investments.......................               .76           .17          4.27
                                                                                        ___           ___            ___
      TOTAL FROM INVESTMENT OPERATIONS....................................               .84           .40          4.50
                                                                                        ___           ___            ___
    DISTRIBUTIONS;
    Dividends from investment income-net..................................              (.07)         (.23)         (.23)
                                                                                        ___           ___            ___
    Net asset value, end of year..........................................            $13.27        $13.44        $17.71
                                                                                        ===           ===            ===
TOTAL INVESTMENT RETURN...................................................              6.74%(2)      3.04%        33.52%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               .28%(2)       .25%          .85%
    Ratio of net investment income to average net assets..................              1.89%(2)      2.99%         2.08%
    Decrease reflected in above expense ratios due to undertakings
      by The Dreyfus Corporation..........................................              3.67%(2)       .86%          .02%
    Portfolio Turnover Rate...............................................               .01%(2)       .12%         2.81%
    Net assets, end of year (000's Omitted)...............................            $3,770       $16,118       $46,930
    (1)  From April 5, 1993 (commencement of operations) to December 31, 1993.
    (2)  Not annualized.


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Capital Appreciation Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Fayez Sarofim & Co. ("Sarofim") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
    The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, the carryover expires in fiscal 2003.
NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the average daily value of the Series' net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the average daily value of the Series' net assets and is computed at the folllowing annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.
    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and Sarofim, or Dreyfus and Sarofim will bear the amount of such excess to the extent required by state law.
    However, Dreyfus had undertaken, from January 1, 1995 through June 30,
1995 to reduce the investment advisory fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee pursuant to the undertakings amounted to $6,445 for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, to provide personnel and facilities to perform transfer agency services for the Fund.
    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short term securities, during the year ended December 31, 1995, amounted to $25,882,151 and $723,554, respectively.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $7,729,996, consisting of $8,138,575 gross unrealized appreciation and $408,579 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of investments).

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]

New York, New York
February 9, 1996



[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
CAPITAL APPRECIATION PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Fayez Sarofim & Co.
Two Houston Center,
Suite 2907
Houston, TX 77010
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.

Printed in U.S.A.                           112AR9512
[Dreyfus logo]
Variable
Investment Fund,



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    During the year ended December 31, 1995, the Fund's total return for the International Equity Portfolio amounted to 7.39%,* which can be compared with the 11.21% return for the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index.**
    In local currency terms, the international regions could not match the 37.53% return from the United States as measured by the Standard & Poor's 500 Composite Stock Price Index.*** Europe returned 18.9%+ and the Pacific Basin (excluding Japan), 11.1%+. The major disappointment was Japan, with a return of -1.3%+. European currencies in the main strengthened against the dollar while the Yen weakened, particularly towards the year-end.
    A number of changes were made in the Portfolio's country allocation -- notably an increase in the U.K. content to near 25%. Small and mid-size stocks have been underperforming in this market though dividends have been growing at about 10% a year. The Japanese content was maintained at about 27%. We sold out of the emerging markets of Mexico and South Africa and reduced exposure to Australia. In the Pacific region, the Hong Kong exposure was maintained and property stocks were purchased as the local market recovered. Malaysia has been weak lately due to concern at an overheating economy. We now believe it offers reasonable value.
    Falling interest rates provide an encouraging background for markets in early 1996. Positive returns, however, could be partly offset if the dollar remains strong.
                              Sincerely,

                          [J.C. Whitaker signature logo]

                              J.C. Whitaker
                              Portfolio Manager
                              Dreyfus International Equity Portfolio,
                              Variable Investment Fund
                              M & G Investment Management, Ltd.
January 17, 1996
London, U.K.

*  Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan
Stanley & Co., Incorporated.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.
+  Financial Times, Standard and Poor's Actuaries World Indices.
DREYFUS VARIABLE INVESTMENT FUND,
International Equity Portfolio         DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY
CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration Mark)
INDEX
[Exhibit A
Dollars
$11,110
Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index*
$10,524
Dreyfus Variable
Investment Fund, International Equity
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS
             ONE YEAR ENDED                           FROM INCEPTION (5/2/94)
             DECEMBER 31, 1995                        TO DECEMBER 31, 1995
             -----------------                        -----------------------
              7.39%                                    3.11%
Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFERegistration Mark) Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International
Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
STATEMENT OF INVESTMENTS                                                                                 DECEMBER 31, 1995
COMMON STOCKS-89.6%                                                                                 SHARES           VALUE
                                                                                                     ______         ______
                    AUSTRALIA-1.6%   Boral.................................                         25,000         $ 63,113
                                     Broken Hill Proprietary................                         4,000           56,430
                                                                                                                      _____
                                                                                                                    119,543
                                                                                                                      _____
                    DENMARK-1.2%     ISS International Service System A/S, Cl. B......               4,000           89,847
                                                                                                                      _____
                     FRANCE-4.8%     BUT S.A................................                         1,300           70,206
                                     Rhone-Poulenc, Cl.A....................                         5,000          106,888
                                     Roussel-Uclaf..........................                           600          101,488
                                     Sanofi S.A.............................                           880           56,293
                                     Vallourec Usines a Tubes de Lorraine Escaut
                                       et Vallourec Reunies.......................(a)                  850           30,141
                                                                                                                      _____
                                                                                                                    365,016
                                                                                                                      _____
                     GERMANY-3.9%    Adidas AG....................................(a)                1,825           96,427
                                     BASF AG................................                           250           55,604
                                     Deutsche Bank AG.......................                         1,600           75,706
                                     VEBA AG................................                         1,600           67,832
                                                                                                                       _____
                                                                                                                    295,569
                                                                                                                     _____
                   HONG KONG-6.0%    Cheung Kong Holdings...................                        12,000           73,094
                                     HKR International......................                        63,200           58,439
                                     HSBC Holdings PLC......................                         3,600           54,472
                                     Hong Kong Land Holdings................                        33,000           61,050
                                     Lamex Holdings.........................                       320,000           79,043
                                     Shun Tak Holdings......................                       102,000           71,891
                                     Swire Pacific, Cl. A...................                         8,500           65,955
                                                                                                                      _____
                                                                                                                    463,944
                                                                                                                     _____
                    INDONESIA-.5%    PT Telekomunikasi Indonesia, A.D.R...........(a)                1,400           35,350
                                                                                                                       _____
                       ITALY-5.7%    Bulgari S.P.A................................(a)               20,000          170,592
                                     Edison S.P.A...........................                        19,700           84,854
                                     Industria Macchine Automatiche...............(a)                9,900           66,707
                                     Safilo S.P.A...........................                         9,000          116,467
                                                                                                                       _____
                                                                                                                    438,620
                                                                                                                       _____
                      JAPAN-26.4%    Amway Japan............................                         3,000          126,377
                                     DDI....................................                            15          115,942
                                     Daiwa House Industry...................                         8,000          131,401
                                     East Japan Railway.....................                            24          116,406
                                     Hitachi Credit.........................                         6,000          108,406
                                     Hokkaido Electric Power................                         2,000           46,377
                                     Kinden.................................                         2,000           34,010
                                     Komori.................................                         5,000          125,604
                                     Kurimoto...............................                        10,000          101,449
                                     Mitsubishi Bank........................                         4,000           93,913
                                     Mitsubishi Chemical....................                        25,000          121,256
                                     Mitsui Fudosan.........................                         8,000           98,164
                                     NEC....................................                        12,000          146,087

DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE
                                                                                                      ______          ______

                JAPAN (CONTINUED)    NKK..........................................(a)               38,000        $ 102,067
                                     Nippon Express.........................                        12,000          115,246
                                     Nippon Telegraph & Telephone...........                            12           96,811
                                     Nissan Chemical Industries.............                        16,000          105,894
                                     P.S....................................                         3,000           54,493
                                     Seven Eleven Japan.....................                         2,000          140,676
                                     Sumitomo Bank..........................                         2,000           42,319
                                                                                                                     _____
                                                                                                                  2,022,898
                                                                                                                    _____
                    MALAYSIA-1.7%   Hong Leong Credit Berhad................                         3,000           14,887
                                     Leader Universal Holdings Berhad.......                         4,666           10,659
                                     Metacorp Berhad........................                        24,000           62,387
                                     Renong Berhad..........................                        30,000           44,427
                                                                                                                     _____
                                                                                                                    132,360
                                                                                                                      _____
                 NETHERLANDS-2.8%    Akzo Nobel N.V.........................                           400           46,169
                                     OCE-Van Der Grinten N.V................                         1,225           74,353
                                     Philips Electronics N.V................                         2,700           97,388
                                                                                                                      _____
                                                                                                                    217,910
                                                                                                                      _____
                      NORWAY-1.0%    Hafslund Nycomed A/S, Cl. A............                          3,000           78,014
                                                                                                                      _____
                   SINGAPORE-1.0%    Oversea-Chinese Banking...............                          4,000           50,071
                                     Overseas Union Bank....................                         4,000           27,581
                                                                                                                      _____
                                                                                                                     77,652
                                                                                                                      _____
                       SPAIN-3.5%   Compania Sevillana de Electricidad......                         9,300           72,015
                                     Iberdrola S.A..........................                         7,800           71,171
                                     Repsol S.A.............................                         2,725           89,041
                                     Uralita S.A............................                         4,300           38,882
                                                                                                                      _____
                                                                                                                    271,109
                                                                                                                      _____
                      SWEDEN-1.2%    Lindex AB..............................                         7,000           89,501
                                                                                                                      _____
                 SWITZERLAND-7.3%    Alusuisse-Lonza Holding AG.............                            90           71,283
                                     BBC Brown Boveri AG....................                            80           92,894
                                     Compagnie Financiere Michelin................(a)                  300          129,983
                                     Elektrowatt AG.........................                           325          118,847
                                     Sulzer AG..............................                           100           57,192
                                     Zellweger Luwa AG....................        (a)                   95           92,613
                                                                                                                     _____
                                                                                                                    562,812
                                                                                                                     _____
             UNITED KINGDOM-21.0%   BAT Industries PLC.....................                         15,000          132,029
                                     Booker PLC.............................                        17,000           95,712
                                     British Steel PLC......................                        50,000          126,213
                                     British Telecommunications PLC.........                        25,000          137,263
                                     Concentric PLC.........................                        18,000           49,694
                                     Cookson Group PLC......................                        30,000          142,382
                                     Glaxo Wellcome PLC.....................                         8,000          113,533

DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                           SHARES           VALUE
                                                                                                    ______          ______

       UNITED KINGDOM (CONTINUED)    Hammerson PLC..........................                        17,500       $  95,677
                                     Harrisons & Crosfield PLC..............                        50,000         124,080
                                     Lloyds TSB Group PLC...................                        21,632         111,055
                                     Lucas Industries PLC...................                        50,000         140,365
                                     RTZ PLC................................                         7,000         101,622
                                     Royal Doulton PLC......................                        13,000          49,601
                                     Smith.(W.H.) Group PLC                                         15,000          98,644
                                     Welsh Water PLC........................                         8,000          96,100
                                                                                                                     _____
                                                                                                                 1,613,970
                                                                                                                     _____
                                    TOTAL COMMON STOCKS
                                       (cost $6,582,033)....................                                    $6,874,115
                                                                                                                    ======
PREFERRED STOCKS-1.2%
       GERMANY;...................... Fresenius AG
                                      (cost $64,635).......................                         1,000        $ 94,675
                                                                                                                    ======
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-.8%                                                                          AMOUNT
                                                                                                     ______
                                 UNITED STATES;..........        U.S. Treasury Bills;
                                       4.84%, 3/28/96
                                       (cost $56,333).......................                   $    57,000        $ 56,304
                                                                                                                    ======
TOTAL INVESTMENTS (cost $6,703,001).........................................                        91.6%       $7,025,094
                                                                                                     ====           ======
CASH AND RECEIVABLES (NET)..................................................                         8.4%       $  647,044
                                                                                                     ====           ======
NET ASSETS..................................................................                       100.0%       $7,672,138
                                                                                                     ====           ======
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.





See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                         DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $6,703,001)-see statement.......................................                                      $7,025,094
    Cash....................................................................                                         751,876
    Receivable for investment securities sold...............................                                         121,996
    Dividends receivable....................................................                                         14,234
    Prepaid expenses........................................................                                            114
    Due from The Dreyfus Corporation........................................                                            119
                                                                                                                      _____
                                                                                                                  7,913,433
LIABILITIES:
    Payable for investment securities purchased.............................                       $219,948
    Accrued expenses........................................................                         21,347         241,295
                                                                                                       ____           _____
NET ASSETS  ................................................................                                     $7,672,138
                                                                                                                     ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $7,347,744
    Accumulated distributions in excess of investment income-net............                                         (5,480)
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions.........................................                                          7,833
    Accumulated net unrealized appreciation on investments and
      foreign currency transactions.........................................                                        322,041
                                                                                                                      _____
NET ASSETS at value applicable to 598,485 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                     $7,672,138
                                                                                                                     ======
NET ASSET VALUE, offering and redemption price per share
    ($7,672,138 / 598,485 shares)...........................................                                         $12.82
                                                                                                                     ======


See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $9,874 foreign taxes withheld at source).......                       $ 69,465
      Interest..............................................................                         36,794
                                                                                                       ____
          TOTAL INCOME......................................................                                         $106,259
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                         29,314
      Custodian fees........................................................                         24,403
      Auditing fees.........................................................                         19,809
      Prospectus and shareholders' reports..................................                          2,811
      Registration fees.....................................................                          2,145
      Shareholder servicing costs...........................................                            225
      Trustees' fees and expenses-Note 3(b).................................                            205
      Legal fees............................................................                             73
      Miscellaneous.........................................................                            609
                                                                                                       ____
          TOTAL EXPENSES....................................................                         79,594
      Less-reduction in investment advisory fee
          due to undertakings-Note 3(a).....................................                         17,393
                                                                                                       ____
          NET EXPENSES......................................................                                           62,201
                                                                                                                         ____
          INVESTMENT INCOME-NET.............................................                                           44,058
                                                                                                                         ____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency
      transactions-Note 4(a)................................................                       $ 43,734
    Net realized (loss) on forward currency exchange contracts..............                        (16,802)
                                                                                                       ____
      NET REALIZED GAIN.....................................................                                           26,932
    Net unrealized appreciation on investments and foreign currency
      transactions..........................................................                                          340,358
                                                                                                                         ____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                          367,290
                                                                                                                         ____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $411,348
                                                                                                                       ======

See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                            ______________________________
                                                                                             1994*                   1995
                                                                                            ______                  ______
OPERATIONS:
    Investment income-net...................................................               $   11,219              $ 44,058
    Net realized gain (loss) on investments.................................                  (12,479)               26,932
    Net unrealized appreciation (depreciation) on investments for the year..                  (18,317)              340,358
                                                                                               ______                ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                  (19,577)              411,348
                                                                                               ______                ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................                  (11,219)              (43,430)
    In excess of investment income-net......................................                   (7,247)               (5,480)
                                                                                               ______                 ______
      TOTAL DIVIDENDS.......................................................                  (18,466)              (48,910)
                                                                                               ______                 ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                1,120,503             8,336,454
    Dividends reinvested....................................................                   18,466                48,910
    Cost of shares redeemed.................................................                  (12,347)           (2,164,243)
                                                                                               ______                ______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................                1,126,622             6,221,121
                                                                                               ______                ______
          TOTAL INCREASE IN NET ASSETS......................................                1,088,579             6,583,559
NET ASSETS:
    Beginning of year.......................................................                     --               1,088,579
                                                                                               ______                 _____
    End of year [including distributions in excess of investment
      income-net: $(7,247) in 1994 and $(5,480) in 1995]....................              $ 1,088,579           $ 7,672,138
                                                                                               ======                ======

                                                                                               SHARES                SHARES
                                                                                               ______                 ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                   90,002               677,022
    Shares issued for dividends reinvested..................................                    1,536                 3,852
    Shares redeemed.........................................................                   (1,006)             (172,921)
                                                                                               ______                ______
      NET INCREASE IN SHARES OUTSTANDING....................................                   90,532               507,953
                                                                                               ======                ======
*  From May 2, 1994 (commencement of operations) to December 31, 1994.


See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                            ____________________________
PER SHARE DATA:                                                                               1994(1)            1995
                                                                                              -----              -----
    Net asset value, beginning of year..........................................             $12.50            $12.02
                                                                                               ____              ____
    INVESTMENT OPERATIONS:
    Investment income-net.......................................................                .15               .15
    Net realized and unrealized gain (loss) on investments for the year.........               (.40)              .74
                                                                                               ____              ____
      TOTAL FROM INVESTMENT OPERATIONS..........................................               (.25)              .89
                                                                                               ____              ____
    DISTRIBUTIONS:
    Dividends from investment income-net........................................               (.14)             (.08)
    Dividends in excess of investment income-net................................               (.09)             (.01)
                                                                                               ____              ____
      TOTAL DISTRIBUTIONS.......................................................               (.23)             (.09)
                                                                                               ____              ____
    Net asset value, end of year................................................             $12.02            $12.82
                                                                                               ====              ====
TOTAL INVESTMENT RETURN.........................................................              (2.00)%(2)         7.39%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....................................                .23%(2)          1.59%
    Ratio of net investment income to average net assets........................               1.11%(2)          1.13%
    Decrease reflected in above expense ratios due to undertakings
      by The Dreyfus Corporation................................................               1.70%(2)           .45%
    Portfolio Turnover Rate.....................................................              16.75%(2)         70.22%
    Net Assets, end of year (000's Omitted).....................................              $1,089            $7,672
(1)    From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)    Not annualized.


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1--GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company operating as a series company currently offering eight series including the International Equity Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. M&G Investment Management Limited ("M&G") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized capital gains on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    The Series had dividends in excess of investment income-net for financial statement purposes resulting from Federal income tax distribution requirements.
    During the year ended December 31, 1995, the Series reclassified $6,619 charged to undistributed net realized gain (loss) to undistributed investment income-net.
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-investment advisory fee is computed at an annual rate of .30 of 1% of the average daily value of the Series' net assets and is payable monthly by Dreyfus.
    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and M&G, or Dreyfus and M&G will bear the amount of such excess to the extent required by state law.
    However, Dreyfus had undertaken from January 1, 1995 through September 30, 1995 to reimburse expenses (exclusive of certain expenses as described above) to the extent that such expenses exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $17,393 for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, to provide personnel and facilities to perform transfer agency services for the Series.

DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) Each trustee who is not an "affiliated person," as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended December 31, 1995 amounted to $7,988,241 and $2,317,981, respectively.
    The Series may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series' exposure to credit risk associated with counter party nonperformance on these investments is typically limited to the unrealized gains in such contracts that are recognized in the Statement of Assets and Liabilities. There were no forward currency exchange contracts outstanding at December 31, 1995.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $322,093, consisting of $460,186 gross unrealized appreciation and $138,093 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
February 9, 1996
DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Portfolio elects to provide each shareholder with their portion of the Portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Portfolio hereby makes the following designations regarding its fiscal year ended December 31, 1995.
  - the total amount of taxes paid to foreign countries was $9,879.
  - the total amount of income sourced from foreign countries was $26,954.


[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
INTERNATIONAL EQUITY PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
M & G Investment Management Limited
Three Quays Tower Hill,
London, EC3R 6BQ, England
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903

Further information is contained
in the Prospectus, which must
precede or accompany this report.



Printed in U.S.A.                           109AR9512
[Dreyfus logo]
Variable
Investment Fund,
INTERNATIONAL EQUITY
PORTFOLIO
Annual Report
December 31, 1995



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For its fiscal year ended December 31, 1995, the total return for the Growth and Income Portfolio of Dreyfus Variable Investment Fund was 61.89%.* This compares with a return of 37.53% for the Standard and Poor's 500 Composite Stock Price Index.** The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
    There were several reasons for this 61.89% total return of the Portfolio in 1995. First, it was a favorable period for the overall stock market. Second, the Portfolio was invested in several dozen holdings. We believe this degree of concentration provides a combination of diversification with a substantial sensitivity to the performance of individual holdings. Third, the Portfolio was fortunate to have several individual investments which performed quite well during the period. Given its relative concentration, the Portfolio's performance is sensitive to the performance of the larger individual holdings.
    The Portfolio benefited from several holdings that were subject to successful takeover bids in 1995, including Midlantic and Cordis. In addition, several technology stocks held by the Portfolio were bid up sharply by favorable fundamentals and market enthusiasm. While these were purchased as long-term investments, the valuations rose to such relaltively high levels that we felt prudence required that profits on such stocks as UUNET Technologies and Premisys Communications be realized and they are no longer held in the Portfolio.
    To help achieve the income objective, several convertible bonds and preferred stocks were included in the Portfolio. The Portfolio's performance benefited from its position in the convertible bonds of American Travelers, which sells insurance for long-term care in nursing homes. The convertible preferred stocks of several REITs provided income, but no significant contribution to capital appreciation in the Portfolio.
    There are several long-term positive forces that have provided a supportive background for the financial markets. First, the trend of inflation has remained favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable. Finally, a broad consensus has begun to emerge on the importance of limiting the U.S. budget deficit.
    We believe that the period of strongest earnings growth in the U.S. economy is behind us for the time being. Corporate cost-cutting is very far advanced in many companies as are the benefits of refinancing high-cost debt. The rate of growth of the U.S. economy is decelerating. Many multinational companies have already reaped a significant portion of the profit benefits of a decline in the dollar. Thus we believe that strong profit growth will become increasingly scarce over the next year. Many of the largest positions held by the Portfolio are companies that we believe have a good chance of sustaining strong earnings growth even in this more challenging environment. While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.
    The active stock market of 1995 provided favorable opportunities for capital appreciation. Shareholders should be aware, however, that the Portfolio's 61.89% total return in 1995 was unusual. We would be surprised if it were to be repeated even if market conditions are favorable in 1996.

    We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of Dreyfus Variable Investment Fund. We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.
                                  Very truly yours,


[Richard B. Hoey signature logo]


                                  Richard B. Hoey
                                  Portfolio Manager
January 25, 1996
New York, N.Y.

* Total return represents the change during the period in a hypothetical account with dividends reinvested.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged Index of stock market performance.


DREYFUS VARIABLE INVESTMENT FUND,
Growth and Income Portfolio                    DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A
Dollars
$15,992
Dreyfus Variable
Investment Fund,
Growth and Income
Portfolio
$14,299
Standard & Poor's 500
Composite Stock Price
Index*
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS
            ONE YEAR ENDED                 FROM INCEPTION (5/2/94)
            DECEMBER 31, 1995              TO DECEMBER 31, 1995
            -----------------              --------------------
            61.89%                         32.46%
Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
STATEMENT OF INVESTMENTS                                                                                  DECEMBER 31, 1995
COMMON STOCKS-73.4%                                                                              SHARES             VALUE
                                                                                                --------            ------
                  BANKING-3.4%      BayBanks...............................                    25,000             $  2,456,250
                                                                                                                       _____
         BASIC INDUSTRIES-7.4%      Consolidated Papers....................                    15,000                  841,875
                                    Crown Cork & Seal......................                    40,000 (a)            1,670,000
                                    Olin                                                       20,000                1,485,000
                                    Rohm & Haas............................                    20,000                1,287,500
                                                                                                                        _____
                                                                                                                     5,284,375
                                                                                                                        _____
            CAPITAL GOODS-2.0%      Coltec Industries......................                   125,000 (a)            1,453,125
                                                                                                                        _____
                CONSUMER-12.5%       Amway Asia Pacific.....................                   50,000                1,781,250
                                     Ethan Allen Interiors..................                   81,200 (a)            1,654,450
                                     Harcourt General.......................                   20,000                  837,500
                                     Lauder (Estee).........................                   45,000 (a)            1,569,375
                                     Lowe's.................................                   75,000                2,512,500
                                     West Marine............................                   17,500 (a)              546,875
                                                                                                                        _____
                                                                                                                     8,901,950
                                                                                                                        _____
                   ENERGY-9.1%       Texaco.................................                   20,000                1,570,000
                                     Triton Energy..........................                   20,000                1,147,500
                                     Union Pacific Resources Group..........                  100,000                2,537,500
                                     Western Gas Resources..................                   74,400                1,199,700
                                                                                                                        _____
                                                                                                                     6,454,700
                                                                                                                        _____
              HEALTH CARE-3.2%       Mentor.................................                   60,000                1,380,000
                                     ONCOR..................................                  200,000 (a)              900,000
                                                                                                                        _____
                                                                                                                     2,280,000
                                                                                                                        _____
                INSURANCE-6.0%       Allmerica Financial...................                    55,000 (a)            1,485,000
                                     CMAC Investment........................                   20,000                  880,000
                                     Prudential Reinsurance Holdings........                   80,000                1,870,000
                                                                                                                       _____
                                                                                                                     4,235,000
                                                                                                                       _____
      MEDIA/ENTERTAINMENT-4.1%       Disney (Walt)..........................                   50,000                2,950,000
                                                                                                                       _____
          MINING & METALS-3.4%       Santa Fe Pacific Gold...................                 200,000                2,425,000
                                                                                                                       _____
              REAL ESTATE-5.1%       Patriot American Hospitality...........                   50,000                1,287,500
                                     Simon Property Group...................                   30,000                  731,250
                                     Sizeler Property Investors.............                  180,000                1,597,500
                                                                                                                       _____
                                                                                                                     3,616,250
                                                                                                                       _____
               TECHNOLOGY-5.1%       FSI International......................                   50,000 (a)            1,012,500
                                     Zoran..................................                  124,500 (a)            2,583,375
                                                                                                                       _____
                                                                                                                     3,595,875
                                                                                                                       _____
       TELECOMMUNICATIONS-7.5%       GTE....................................                   65,000                2,860,000
                                     IntelCom Group.........................                  200,000 (a)            2,475,000
                                                                                                                       _____
                                                                                                                     5,335,000
                                                                                                                       _____
           TRANSPORTATION-1.1%       American Freightways.....................                 75,000 (a)              778,125
                                                                                                                       _____
                UTILITIES-3.5%       Texas Utilities..........................                 60,000                2,467,500
                                                                                                                       _____
                                     TOTAL COMMON STOCKS
                                       (cost $48,824,332)...................                                       $52,233,150
                                                                                                                      =======

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           DECEMBER 31, 1995
CONVERTIBLE PREFERRED STOCKS-4.1%                                                              SHARES                VALUE
                                                                                               ______               _______
                      BANKING-2.1%   Ahmanson (H.F.) Ser D., Cum., $3.00                       25,000               $1,478,125
                                                                                                                       _____
                  REAL ESTATE-2.0%   Merry Land & Investment, Ser. C, Cum., $2.15              15,000                  431,250
                                     Oasis Residential, Ser. A, Cum., $2.25.                   20,000                  515,000
                                     Tanger Factory Outlet Centers, Cum., $1.80                20,000                  460,000
                                                                                                                        _____
                                                                                                                     1,406,250
                                                                                                                        _____
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $2,784,690)....................                                       $ 2,884,375
                                                                                                                       =======

                                                                                              PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS-15.2%                                                      AMOUNT
                                                                                              -------
                     CONSUMER-3.5%   Staples, Sub Deb., 4.50%, 10/1/2000.....            $  2,500,000 (b)          $ 2,500,000
                                                                                                                       _____
                       ENERGY-3.4%   Enron, Notes, 6.25%, 12/13/1998.........                 100,000                2,400,000
                                                                                                                       _____
                  HEALTH CARE-3.3%   Sandoz Capital, Sub. Deb., 2%, 10/6/2002...            2,500,000 (b)            2,375,000
                                                                                                                       _____
                    INSURANCE-5.0%   American Travellers, Sub. Deb., 6.50%, 10/1/2005..     2,600,000                3,581,500
                                                                                                                       _____
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (cost $9,351,583)........................                                         $10,856,500
                                                                                                                       =======
SHORT-TERM INVESTMENT-8.2%
                                 U.S. TREASURY BILL;. 6.075%, 3/7/1996
                                       (cost $5,815,953)....................             $  5,870,000              $ 5,815,996
                                                                                                                       =======
TOTAL INVESTMENTS (cost $66,776,558).......                                                    100.9%              $71,790,021
                                                                                               =====                   =======
LIABILITIES, LESS CASH AND RECEIVABLES.....                                                      (.9%)              $ (628,861)
                                                                                               =====                   =======
NET ASSETS..................................................................                   100.0%              $71,161,160
                                                                                               =====                   =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Security exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $4,875,000 or approximately 6.8% of net assets.






See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                                       DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $66,776,558)-see statement......................................                                     $71,790,021
    Cash....................................................................                                         408,581
    Receivable for investment securities sold...............................                                       3,206,994
    Dividends and interest receivable.......................................                                         154,300
    Prepaid expenses........................................................                                             199
                                                                                                                      _____
                                                                                                                  75,560,095
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                 $     42,336
    Payable for investment securities purchased.............................                    4,324,665
    Accrued expenses and other liabilities..................................                       31,934          4,398,935
                                                                                                    _____              _____
NET ASSETS..................................................................                                     $71,161,160
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $64,667,080
    Accumulated undistributed investment income-net.........................                                          24,857
    Accumulated undistributed net realized gain on investments..............                                       1,455,760
    Accumulated net unrealized appreciation on investments-Note 4(b)........                                       5,013,463
                                                                                                                       _____
NET ASSETS at value applicable to 3,882,738 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                     $71,161,160
                                                                                                                      =======
NET ASSET VALUE, offering and redemption price per share
    ($71,161,160 / 3,882,738 shares)........................................                                          $18.33
                                                                                                                      =======





See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
STATEMENT OF OPERATIONS                                                                         YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $837 foreign taxes withheld at source).........                    $   415,869
      Interest..............................................................                        395,795
                                                                                                     _____
          TOTAL INCOME......................................................                                        $  811,664
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                        194,344
      Registration fees.....................................................                         21,928
      Auditing fees.........................................................                         15,490
      Custodian fees........................................................                          7,548
      Prospectus and shareholders' reports..................................                          3,587
      Trustees' fees and expenses-Note 3(b).................................                          1,946
      Legal fees............................................................                          1,569
      Shareholder servicing costs-Note 3(a).................................                            421
      Miscellaneous.........................................................                            753
                                                                                                     _____
          TOTAL EXPENSES....................................................                        247,586
      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                         8,743
                                                                                                     _____
            NET EXPENSES....................................................                                           238,843
                                                                                                                        _____
            INVESTMENT INCOME-NET...........................................                                           572,821
                                                                                                                        _____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions.....................................................                    $ 4,307,148
      Short sale transactions...............................................                       (224,625)
                                                                                                     _____
          NET REALIZED GAIN.................................................                                         4,082,523
    Net unrealized appreciation on investments..............................                                         5,056,480
                                                                                                                        _____
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                         9,139,003
                                                                                                                        _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $9,711,824
                                                                                                                      =======




See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         ________________________________
                                                                                             1994*                     1995
                                                                                            _______                   _______
OPERATIONS:
    Investment income-net...................................................              $ 22,787               $   572,821
    Net realized gain on investments........................................                 7,824                 4,082,523
    Net unrealized appreciation (depreciation) on investments for the year..               (43,017)                5,056,480
                                                                                            ______                    ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................................               (12,406)                9,711,824
                                                                                            ______                    ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................               (22,729)                 (548,022)
    Net realized gain on investments........................................                (7,302)               (2,627,285)
                                                                                            ______                    ______
      TOTAL DIVIDENDS.......................................................               (30,031)               (3,175,307)
                                                                                            ______                    ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................             1,053,630                71,235,254
    Dividends reinvested....................................................                30,031                 3,175,307
    Cost of shares redeemed.................................................                (1,330)              (10,825,812)
                                                                                            ______                    ______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................             1,082,331                63,584,749
                                                                                            ______                    ______
          TOTAL INCREASE IN NET ASSETS......................................             1,039,894                70,121,266
NET ASSETS:
    Beginning of year.......................................................                 --                    1,039,894
                                                                                            ______                    ______
    End of year (including undistributed investment income-net:
      $58 in 1994 and $24,857 in 1995)......................................           $ 1,039,894              $ 71,161,160
                                                                                            ======                    ======

                                                                                            SHARES                    SHARES
                                                                                           ______                     ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                84,474                 4,269,435
    Shares issued for dividends reinvested..................................                 2,457                   179,268
    Shares redeemed.........................................................                  (109)                 (652,787)
                                                                                            ______                    ______
      NET INCREASE IN SHARES OUTSTANDING....................................                86,822                 3,795,916
                                                                                            ======                    ======
    *From May 2, 1994 (commencement of operations) to December 31, 1994.

See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                            ----------------------------
PER SHARE DATA:                                                                            1994(1)             1995
                                                                                           ------              -----
    Net asset value, beginning of year..........................................          $12.50               $11.98
                                                                                             ___                 ___
    INVESTMENT OPERATIONS:
    Investment income-net.......................................................             .28                  .28
    Net realized and unrealized gain (loss) on investments......................            (.43)                7.07
                                                                                             ___                 ___
      TOTAL FROM INVESTMENT OPERATIONS..........................................            (.15)                7.35
                                                                                             ___                 ___
    DISTRIBUTIONS:
    Dividends from investment income-net........................................            (.28)                (.27)
    Dividends from net realized gain on investments.............................            (.09)                (.73)
                                                                                             ___                 ___
      TOTAL DISTRIBUTIONS.......................................................            (.37)               (1.00)
                                                                                             ___                 ___
    Net asset value, end of year................................................          $11.98               $18.33
                                                                                             ___                 ___
                                                                                             ___                 ___
TOTAL INVESTMENT RETURN.........................................................           (1.22%)(2)           61.89%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....................................             .22%(2)              .92%
    Ratio of net investment income to average net assets........................            2.25%(2)             2.21%
    Decrease reflected in above expense ratios due to undertakings
      by The Dreyfus Corporation................................................            1.28%(2)              .03%
    Portfolio Turnover Rate.....................................................          237.09%(2)           255.42%
    Net assets, end of year (000's Omitted).....................................            $1,040              $71,161
(1)    From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)    Not annualized.






See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Growth and Income Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc.
(the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED) with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.
    However, Dreyfus had undertaken, from January 1, 1995 through July 5, 1995, to reduce the investment advisory fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $8,743 for the year ended December 31, 1995.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $36 for the period from December 1, 1995 through December 31, 1995.
    (B) Each trustee who is not an "affiliated person," as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities during the year ended December 31, 1995:

                                                        PURCHASES             SALES
                                                       ----------            --------
Long transactions.............................      $113,942,466        $  58,087,517
Short sale transactions.......................         1,034,500              809,875
                                                       ---------             --------
      TOTAL...................................      $114,976,966        $  58,897,392
                                                       ========             ========

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995, there were no securities sold short outstanding.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $5,013,463, consisting of $6,536,158 gross unrealized appreciation and $1,522,695 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996



[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
GROWTH AND INCOME PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           108AR9512
[Dreyfus logo]
Variable
Investment Fund,
GROWTH AND INCOME
PORTFOLIO
Annual Report
December 31, 1995